EXHIBIT 99.1


                                                                  EXECUTION COPY


                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of June 1, 2007 (this "Agreement"), is entered into between WACHOVIA BANK, NATIONAL ASSOCIATION (the "Seller") and WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2007, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $3,742,335,069 (the "Wachovia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

            The Wachovia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $3,823,853,069 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on June 28, 2007, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate
Purchase Price") for the Mortgage Loans shall be equal to (i)      % of the
Wachovia Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $13,402,198, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C32" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C32", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C32", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C32, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

            (xiii) copies of any management agreement with respect to the related Mortgaged Property;

            (xiv) copies of any cash management agreements with respect to the related Mortgaged Property;

            (xv) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

            (xvi) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

      Notwithstanding the foregoing, with respect to the Beacon D.C. & Seattle Pool Loan, the MS 2007-IQ14 Trustee will hold the original documents related to the Beacon D.C. & Seattle Pool Loan for the benefit of the MS 2007-IQ14 Trust Fund.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust Fund pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States of America and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws relating to or affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement;

            (viii) The Seller has caused each Servicing Participant which services a Mortgage Loan to comply, as evidenced by written documentation between each Servicing Participant and the Seller, with all reporting requirements set forth in Sections 3.13, 3.14, 3.22 and 8.17 of the Pooling and Servicing Agreement applicable to such Servicing Participant for the Mortgage Loans set forth on Exhibit C, for so long as the Trust Fund is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended;

            (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller;

            (x) The Seller has examined the Disclosure Material set forth in the Preliminary Prospectus Supplement (as defined below), the Prospectus Supplement to the accompanying Prospectus (as defined below), the Preliminary Memorandum, the Class A-4M Memorandum, the Class A-MM Memorandum and the Memorandum, relating to the Certificates. The Seller hereby represents and warrants that the Disclosure Material is appropriately responsive in all material respects to the applicable requirements of Items 1104, 1110, 1111, 1117 and 1119 of Regulation AB with respect to the Seller and the Wachovia Mortgage Loans; and

            (xi) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or, with respect to any Companion Loan that is deposited into another securitization, the depositor in such other securitization) and the Trustee with any Additional Form 10-K Disclosure and any Additional Form 10-D Disclosure set forth next to the Purchaser's name on Exhibit U and Exhibit W, respectively, of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) above shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and (y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds on deposit in the related Special Reserve Account, or letter of credit, as applicable, or
(B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than ninety (90) days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach; provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust Fund therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional ninety
(90) days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust Fund therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90-day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon thirty (30) days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible thirty
(30) day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, regardless of the document involved, no later than two years following the Closing Date; provided that the initial 90-day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred in good faith by the Purchaser in connection with such modification or accommodation (including, but not limited to, recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or substituted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have ten (10) Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that the Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to the Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof including the costs related to contracting with the related Determination Party; provided that the foregoing procedure in this Section 3(f) shall not preclude such Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(f)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (g) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within ninety (90) days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or require or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform its obligations under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency or body, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchaser and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) The letters shall have been received from the independent accounting firm KPMG LLP, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum the Class A-4M Memorandum, the Class A-MM Memorandum and the Memorandum.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale and nothing has come to his attention that would lead him to believe that the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale, as of the Time of Sale, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (iii) such officer has examined the Specified Portions of the Memorandum, the Class A-4M Memorandum and the Class A-MM Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, the Class A-4M Memorandum and the Class A-MM Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable, shall consist of Annex A and Annex D thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement):
"SUMMARY OF PROSPECTUS SUPPLEMENT--THE PARTIES--The Mortgage Loan Sellers", "SUMMARY OF PROSPECTUS SUPPLEMENT--THE MORTGAGE LOANS", "RISK FACTORS--The Mortgage Loans", "DESCRIPTION OF THE MORTGAGE POOL--General", "--Mortgage Loan History", "--Certain Terms and Conditions of the Mortgage Loans", "--Assessments of Property Condition", "--Co-Lender Loans", "--Additional Mortgage Loan Information", "--Twenty Largest Mortgage Loans", "--The Mortgage Loan Sellers", "--The Sponsors" and "--Representations and Warranties; Repurchases and Substitutions". The "Specified Portions" of the Memorandum, the Class A-4M Memorandum and the Class A-MM Memorandum shall consist of the Specified Portions of the Prospectus Supplement, the first and second full paragraphs on page "v" of the Memorandum, the Class A-4M Memorandum and the Class A-MM Memorandum.

            (e) The resolutions of the requisite committee of the Seller's special loan committee authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchaser and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchaser, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon a breach of the representations made by the Seller in Section 3(a)(ix) hereof, (ii) arise out of or are based upon a breach or violation of the representations made by the Seller in Section 3(a)(x) hereof, (iii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Memorandum, the Class A-4M Memorandum, the Class A-MM Memorandum, the Memorandum, the Diskette or in any revision or amendment of or supplement to any of the foregoing, (B) any Time of Sale Information or any Issuer Information contained in any Free Writing Prospectus prepared by or on behalf of the Underwriters (an "Underwriter Free Writing Prospectus") or contained in any Free Writing Prospectus which is required to be filed in accordance with the terms of the Underwriting Agreement, (C) any items similar to Free Writing Prospectuses forwarded by the Seller to the Initial Purchaser, or in any revision or amendment of or supplement to any of the foregoing or (D) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B), (C) and (D) above being defined as the "Disclosure Material"), or (iv) arise out of or are based upon the omission or alleged omission to state therein (in the case of Free Writing Prospectuses, when read in conjunction with the other Time of Sale Information, in the case of any items similar to Free Writing Prospectuses, when read in conjunction with the Memorandum, the Class A-4M Memorandum and the Class A-MM Memorandum) and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (D) above, when read in conjunction with the Memorandum, the Class A-4M Memorandum and the Class A-MM Memorandum and, in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to any Disclosure Material described in clauses (A), (B) and (C) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Preliminary Prospectus Supplement and the Prospectus Supplement, including without limitation Annex A thereto, any other Time of Sale Information, the Preliminary Memorandum, the Class A-4M Memorandum, the Class A-MM Memorandum, the Memorandum and the Diskette with respect to the Registered Certificates and any items similar to Free Writing Prospectuses forwarded to prospective investors in the Non-Registered Certificates and any Free Writing Prospectus),
(II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum, the Class A-4M Memorandum, the Class A-MM Memorandum or the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 hereof or
(IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchaser by the Seller; provided, that the indemnification provided by this
Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Preliminary Prospectus Supplement or the Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum, the Class A-4M Memorandum, the Class A-MM Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum, the Class A-4M Memorandum or the Class A-MM Memorandum or, with respect to any Time of Sale Information only, by the delivery of a Corrected Free Writing Prospectus prior to the Time of Sale (in each case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus, Memorandum, Class A-4M Memorandum, Class A-MM Memorandum or Corrected Free Writing Prospectus (in each case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the Time of Sale of such Certificates, and (z) in the case of a corrected or amended Prospectus, Memorandum, Class A-4M Memorandum, Class A-MM Memorandum or Corrected Free Writing Prospectus, such Underwriter or Initial Purchaser received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the Time of Sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-131262 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus, dated October 19, 2006, as supplemented by the prospectus supplement, dated June 22, 2007 as supplemented by the Supplement (to accompany prospectus supplement dated June 22, 2007 to prospectus dated October 19, 2007), dated June 27, 2007 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the free writing prospectus, dated June 10, 2007, consisting of the preliminary free writing prospectus, including the base prospectus, dated October 19, 2006 attached thereto, as supplemented and corrected by that certain free writing prospectus, dated June 20, 2007; "Preliminary Memorandum" shall mean the preliminary private placement memorandum, dated June 20, 2007, relating to the Non-Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum, dated June 22, 2007, relating to the Non-Registered Certificates, including all exhibits thereto; "Class A-4M Memorandum" shall mean the private placement memorandum, dated June 22, 2007 and/or the preliminary private placement memorandum, dated June 20, 2007, as applicable, including all annexes thereto, relating to the Class A-4M Certificates and the Class A-4MS Certificates; "Class A-MM Memorandum" shall mean the private placement memorandum, dated June 22, 2007 and/or the preliminary private placement memorandum, dated June 20, 2007, as applicable, including all annexes thereto, relating to the Class A-MM Certificates and the Class A-MMS Certificates; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-PB, Class A-3, Class A-1A, Class IO, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Diskette" shall mean the diskette or compact disc attached to each of the Preliminary Prospectus Supplement, the Prospectus, the Class A-4M Memorandum, the Class A-MM Memorandum and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters, dated June 28, 2007 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser). "Free Writing Prospectus" shall mean a "free writing prospectus" as such term is defined pursuant to Rule 405 under the 1933 Act. "Corrected Free Writing Prospectus" shall mean a Free Writing Prospectus that corrects any previous Free Writing Prospectus prepared by or on behalf of any Underwriter and delivered to any purchaser that contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading. "Time of Sale" shall mean the time at which sales to investors of the Certificates were first made as determined in accordance with Rule 159 of the 1933 Act. "Time of Sale Information" shall mean each free writing prospectus listed on Exhibit B hereto. "Issuer Information" shall have the meaning given to such term in Rule 433(h) under the 1933 Act (as discussed by the Securities and Exchange Commission (the "Commission") in footnote 271 of the Commission's Securities Offering Reform Release No. 33--8591). "Regulation AB" shall have the meaning as defined in Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123 of the 1933 Act, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchaser, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates, less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchaser's obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchaser, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchaser and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchaser and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus, Term Sheet, Preliminary Prospectus Supplement, each other Free Writing Prospectus, Preliminary Memorandum, Class A-4M Memorandum, Class A-MM Memorandum and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Free Writing Prospectus, the Prospectus Supplement, the Preliminary Memorandum, the Class A-4M Memorandum, the Class A-MM Memorandum and the Memorandum, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchaser; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the Preliminary Prospectus Supplement, the final form of the Memorandum, the final form of the Class A-4M Memorandum, the final form of the Class A-MM Memorandum and the final form of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchaser (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchaser and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER
                                       ------


                                       WACHOVIA BANK, NATIONAL ASSOCIATION



                                       By:   /s/ Charles L. Culbreth
                                          -------------------------------------
                                          Name:  Charles L. Culbreth
                                          Title: Managing Director


                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161


                                       PURCHASER
                                       ---------


                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.



                                       By:   /s/ H. Royer Culp, Jr.
                                          -------------------------------------
                                          Name:  H. Royer Culp, Jr.
                                          Title: Vice President


                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

            For purposes of this Schedule I, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an Assignment of Leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee: (or in the case of a 2007-C31 Serviced Mortgage Loan, the 2007-C31 Trustee) constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12. The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage or related Mortgage Loan documents is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without 30 days prior written notice to the mortgagee (or, with respect to non-payment of premiums, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

14. (A) Other than payments due but not yet thirty (30) days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this
      Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the later of: (a) the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Cadim TACH inc., or an affiliate, or (b) the date of the origination of such Mortgage Loan, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage or related Mortgage Loan documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or related Mortgage Loan documents.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with Treasury Regulations
      Section 1.856-6, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials (ASTM) standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the Mortgagor to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof (which, in the case of a 2007-C31 Serviced Mortgage Loan, are the Trustee and the 2007-C31 Trustee) adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.   Each Mortgage Loan is a whole loan (except in respect to each Co-Lender
      Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. The Mortgage or related Mortgage Loan documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to American Capital Strategies, Ltd., or an affiliate.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or such non-conformity does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent (or, in the case of a 2007-C31 Serviced Mortgage Loan, in the possession of the 2007-C31 Master Servicer) and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the Mortgagor to maintain all such licenses, permits, authorizations and franchises.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor who is a natural person accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any Prepayment Premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder (which, in the case of a 2007-C31 Serviced Mortgage Loan, are the Trustee and the 2007-C31 Trustee can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. Each Mortgage or related Mortgage Loan documents require the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses), rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

      (a)   the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

            in each case, with respect to (i) or (ii), to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor's ability to recover under such policy;

      (b)   all premiums for such insurance have been paid;

      (c)   such insurance is in full force and effect;

      (d) such insurance has a term of at least five years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

      (e) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on
            Schedule II, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

      (f)   rights under such policy inure to the benefit of the Purchaser.

53. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan numbers 1.06, 2.16, 4, 5, 23, 78 and 128 listed on the Mortgage Loan Schedule, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease) (or, with respect to loan numbers 9, 36, 37, 39, 55, 97 and 106, which Mortgage Loans are secured by fee interests with respect to certain of the related Mortgaged Properties and ground leases with respect to other of the related Mortgaged Properties), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

      (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

      (c) The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

      (d) As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

      (e) Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

      (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                   SCHEDULE II

                 EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES


Exceptions to Representation 8
------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
1     Beacon D.C. & Seattle Pool                        Each Mortgage Loan is cross-collateralized and
3     DDR Southeast Pool                                cross-defaulted with its related Companion Loan(s),
2     ING Hospitality Pool                              which is not included in the Mortgage Pool.  In
                                                        addition, the related Companion Loan(s) is secured
                                                        by the same Mortgaged Property and the same Mortgage
                                                        Loan securing each Mortgage Loan.
----------------------------------------------------------------------------------------------------------------
1     Beacon D.C. & Seattle Pool                        There is no Mortgage recorded with respect to the
                                                        Non-Mortgaged Properties.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 12
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
1     Beacon D.C. & Seattle Pool                        There is no title insurance with respect to the
                                                        Non-Mortgaged Properties.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 13
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
1     Beacon D.C. & Seattle Pool                        Earthquake insurance is required at $125,000,000.
----------------------------------------------------------------------------------------------------------------
130   Walgreens - Ozark, MO                             The related Mortgaged Property is self-insured.
----------------------------------------------------------------------------------------------------------------
100   Bunge North America                               The insurance policy does not cover losses due to
64    Xsport Fitness - Downers Grove,  IL               terrorism.
----------------------------------------------------------------------------------------------------------------
51    Mercury Computer                                  At least one insurance policy covering the Mortgaged
                                                        Property is not rated above "BBB-" by S&P or "A-:V" by
                                                        A.M. Best.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 16
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
35    Siena Office Park                                 The Mortgage Rate will vary in accordance with the
                                                        schedule attached to the Mortgage Note.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 18
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
1     Beacon D.C. & Seattle Pool                        The security with respect to the Non-Mortgaged
                                                        Properties is not a Mortgage.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 19
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
71    Michael's Warehouse & Distribution Facility       The indemnity excludes losses from diminution in the
                                                        value of the property or any future reduction in the
                                                        sales price of the property due to environmental
                                                        contamination.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 22
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
80    Deerwood Crossing Apartments                      Wachovia Development Corporation owns an 80% indirect
96    Dutch Village Apartments                          preferred equity interest in the sole member of the
                                                        Borrower.
----------------------------------------------------------------------------------------------------------------
25    Mountain Shadow Apartments                        Wachovia Development Corporation owns a 90% preferred
31    Summit Trails Apartments                          equity interest in the Borrower.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 23
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
80    Deerwood Crossing Apartments                      Wachovia Development Corporation is permitted to
96    Dutch Village Apartments                          transfer its indirect preferred equity interest in the
                                                        sole member of the Borrower without accelerating the
                                                        loan.
----------------------------------------------------------------------------------------------------------------
138   Ocean Rose Inn                                    Transfers to the REIT, the investment entity controlled
33    Sheraton West -  Richmond, VA                     by the sponsor or the principals of the Borrower or an
                                                        institutional investor are permitted and do not cause
                                                        an acceleration of the Mortgage Loan.
----------------------------------------------------------------------------------------------------------------
124   701 Interstate 20 East                            The related Mortgage Loan documents permit the transfer
10    Centerside II                                     of certain direct or indirect interests in the
77    Colony Grove Apartments                           Mortgagor, subject to certain conditions set forth in
36    Columbus Park Crossing Shopping                   the related Mortgage Loan documents and do not cause an
        Center                                          acceleration of the Mortgage Loan.
30    Environs Residential Community
15    La Jolla Centre I
18    La Jolla Centre II
55    Lazy Days Marina
71    Michael's Warehouse & Distribution
        Facility
128   Pay Low - Gary, IN
45    The Centre Apartments
133   Tractor Supply - Rutland, VT
134   Tractor Supply - Watertown, WI
111   Village Pavilion
75    Vista Montana
130   Walgreens - Ozark, MO
129   Wiseway
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 26
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
1.10  1616 Fort Myer Drive                              Certain Mortgaged Properties may be released with
1.15  11111 Sunset Hills Road                           payments less than 125% of the related allocated loan
1.11  American Center                                   amount.
1.16  Army and Navy Club Building
7     Ashford Hospitality Pool 4
1     Beacon D.C. & Seattle Pool
1.05  Booz Allen Complex
1.08  City Center Bellevue
36    Columbus Park Crossing Shopping
        Center
7.02  Courtyard - Orlando, FL
7.05  Courtyard by Marriott - Edison, NJ
3     DDR Southeast Pool
6     DDR-TRT Pool
1.12  Eastgate Office Park
30    Environs Residential Community
2     ING Hospitality Pool
1.06  Key Center
15    La Jolla Centre I
1.13  Liberty Place
1.14  Lincoln Executive Center Buildings I,
        II, III, A&B
1.01  Market Square
1.04  One, Two & Three Lafayette Centre
1.09  Plaza Center and US Bank Tower
1.17  Plaza East
1.02  Polk & Taylor Buildings
7.03  Residence Inn - Atlanta, GA
7.01  Spring Hill Suites - Orlando, FL
1.07  Sunset North
75    Vista Montana
1.03  Wells Fargo Center
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 27
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
30    Environs Residential Community                    Encroachment violation is not covered by insurance, but
                                                        the note and guaranty have non-recourse carve-outs for
                                                        any related losses.
----------------------------------------------------------------------------------------------------------------
59    Porto Bella                                       The Borrower established a separate account for the
                                                        rehabilitation budget, but it is not a
                                                        Mortgagee-controlled account.  The Mortgagee has a
                                                        pledge of this and all other Borrower accounts, but not
                                                        actual control.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 29
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
30    Environs Residential Community                    No non-consolidation opinion was given.
42    Majestic Square
----------------------------------------------------------------------------------------------------------------
91    Imperial Towers Apartments                        The Borrower is not an SPE.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 31
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
1     Beacon D.C. & Seattle Pool                        Western Associates v. Market Square Associates.  The
                                                        General Partner of the owner of one of the Mortgage
                                                        Properties is a defendant in a claim alleging, among
                                                        other things, fraud, breach of contract, breach of
                                                        fiduciary duty.  The plaintiff seeks injunctive relief
                                                        and an unknown amount of monetary damages.

                                                        A Notice of Lis Pendens has been filed with respect to
                                                        one of the Mortgaged Properties for which a pledge of
                                                        the ownership interest therein provides part of the
                                                        security for the Mortgage Loan in connection with a
                                                        lawsuit filed by one of the limited partners against
                                                        the general partner and its affiliates and other
                                                        current and former limited partners of the owner of
                                                        the Mortgaged Property.
----------------------------------------------------------------------------------------------------------------


Exception to Representation 36
------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
111   Village Pavilion                                  Required reserves were waived by Mortgagee.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 40
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
77    Colony Grove Apartments                           Mortgage Loan is recourse to the Borrower and Guarantor
                                                        for losses arising out of adverse possession claims
                                                        against Rosemarie Fernandez and her heirs, successors
                                                        and assigns.
----------------------------------------------------------------------------------------------------------------
71    Michael's Warehouse & Distribution                Indemnity expressly excludes losses arising from
        Facility                                        environmental contamination.
----------------------------------------------------------------------------------------------------------------
31    Summit Trails Apartments                          Mortgage Loan is recourse to the Borrower for windstorm
                                                        losses resulting from a failure to have L&O coverage,
                                                        but only to the extent the Mortgaged Property is
                                                        legally non-conforming with respect to parking.
----------------------------------------------------------------------------------------------------------------
13    60 Madison Avenue                                 The guarantor for the related Mortgage Loan is not a
124   701 Interstate 20 East                            natural person.
7     Ashford Hospitality Pool 4
62    Barrington Terrace
94    Bath Shopping Center
1     Beacon D.C. & Seattle Pool
100   Bunge North America
10    Centerside II
66    Chartwell Court
11    Citadel Mall
84    Coddle Creek Shopping Center
36    Columbus Park Crossing Shopping
        Center
85    Commons V Medical Office
26    Courtyard by Marriott - Philadelphia, PA
3     DDR Southeast Pool
6     DDR-TRT Pool
96    Dutch Village Apartments
34    Franklin Square III
78    Glenwood Plaza
2     ING Hospitality Pool
15    La Jolla Centre I
18    La Jolla Centre II
21    Little Rock Pool
42    Majestic Square
41    Marietta Trade Center
20    Marriott - Mobile, AL
79    Mayfaire Towne Center
71    Michael's Warehouse & Distribution
        Facility
51    Mercury Computer
72    Parmer-McNeil Plaza Shopping Center
57    Peachtree Medical Office Pool
23    Portofino Inn & Suites
115   Rockbridge Place
60    Shoppes at Woodhill
35    Siena Office Park
122   SilverLeaf Suites - Eagle, CO
70    The Arbors at Port Warwick
45    The Centre Apartments
109   The Timmons Place Office Building
119   The Timmons Square Office Building
27    Town Center Apartments
133   Tractor Supply - Rutland, VT
134   Tractor Supply - Watertown, WI
111   Village Pavilion
130   Walgreens - Ozark, MO
32    Wellington Market Place
5     Westin Casuarina Resort & Spa -
        Cayman Islands
90    Willimantic Plaza
64    Xsport Fitness - Downers Grove, IL
----------------------------------------------------------------------------------------------------------------
1     Beacon D.C. & Seattle Pool                        The Mortgage Loan is fully recourse to the Borrower.
74    Midtown Square
----------------------------------------------------------------------------------------------------------------
106   Shoppes at Indian Trail                           The Mortgage Loan is recourse to the Guarantor up to
                                                        $1,650,000 until certain lease and DSCR tests are met.
----------------------------------------------------------------------------------------------------------------
101   Shoppes at Pennington                             The Mortgage Loan is fully recourse to the Guarantor,
                                                        who has signed a payment guarantee.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 45
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
80    Deerwood Crossing Apartments                      Wachovia Development Corporation owns an 80% indirect
96    Dutch Village Apartments                          preferred equity interest in the sole member of the
                                                        Borrower.  The sole member of the Borrower has capital
                                                        contribution obligations under its operating agreement.
----------------------------------------------------------------------------------------------------------------
25    Mountain Shadow Apartments                        Wachovia Development Corporation owns an 90% preferred
31    Summit Trails Apartments                          equity interest in the Borrower, and has capital
                                                        contribution obligations under its operating agreement.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 46
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
1     Beacon D.C. & Seattle Pool                        The Non-Mortgaged Properties are encumbered by existing
                                                        subordinate debt.
----------------------------------------------------------------------------------------------------------------
75    Vista Montana                                     A subsequent buyer of the Mortgaged Property may obtain
                                                        subordinate financing secured by the Mortgaged Property
                                                        under certain circumstances.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 50
-------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
38    Amber Place                                       Requirement of delivery of audited financials waived by
30    Environs Residential Community                    lender.
25    Mountain Shadow Apartments
31    Summit Trails Apartments
----------------------------------------------------------------------------------------------------------------
14    3600 Wilshire Boulevard                           Financial statements are not required to be audited.
10    Centerside II
21.01 Chenal Lakes Apartments
22    Jamison Valley Holdings Pool
15    La Jolla Centre I
18    La Jolla Centre II
51    Mercury Computer
74    Midtown Square
9     Rockvale Square
19    Roosevelt Square
17    Stadium Crossings
----------------------------------------------------------------------------------------------------------------
100   Bunge North America                               Financial statements are only required to be delivered
                                                        annually.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 53(c)
----------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
1     Beacon D.C. & Seattle Pool                        The Ground Lease is assignable without consent in
                                                        connection with a foreclosure or assignment or deed in
                                                        lieu thereof.  Further assignments of the Ground Lease
                                                        must comply with the terms of the Ground Lease.
----------------------------------------------------------------------------------------------------------------
55    Lazy Days Marina                                  The Ground Lease is assignable once without consent,
                                                        but subsequent assignments require consent of the
                                                        Ground Lessor.
----------------------------------------------------------------------------------------------------------------


Exceptions to Representation 53(i)
----------------------------------

----------------------------------------------------------------------------------------------------------------
                        Loans                                          Description of Exception
----------------------------------------------------------------------------------------------------------------
1     Beacon D.C. & Seattle Pool                        If the Ground Lease terminates as a result of a
                                                        casualty, the Ground Lessor is entitled, subject to
                                                        certain conditions, to a portion of insurance proceeds.
----------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                             Mortgage Loan Schedule

Mortgage    Loan
  Loan      Group
 Number     Number                       Property Name                                            Address
------------------------------------------------------------------------------------------------------------------------------------
   1          1            Beacon D.C. & Seattle Pool(1)                        Various
  1.01                     Market Square                                        701, 801 Pennsylvania Avenue NW
  1.02                     Polk & Taylor Buildings                              2521 S Clark Street & 2530 Crystal Drive
  1.03                     Wells Fargo Center                                   999 Third Avenue
  1.04                     One, Two & Three Lafayette Centre                    1120 20th Street NW; 1155 21st Street NW; 1133 21st
                                                                                Street NW
  1.05                     Booz Allen Complex                                   8251 Greensboro Drive; 8281 Greensboro Drive; 8283
                                                                                Greensboro Drive
  1.06                     Key Center                                           601 108th Avenue NE
  1.07                     Sunset North                                         3060-3180, 139th Avenue SE
  1.08                     City Center Bellevue                                 500 108th Avenue NE
  1.09                     Plaza Center and US Bank Tower                       10800 and 10900 NE 8th Street
  1.10                     1616 Fort Myer Drive                                 1616 Fort Myer Drive
  1.11                     American Center                                      8300 & 8330 Boone Boulevard
  1.12                     Eastgate Office Park                                 15325 SE 30th Place
  1.13                     Liberty Place                                        325 7th Street NW
  1.14                     Lincoln Executive Center Buildings I, II, III, A&B   3380 146th Place Southeast, 14332 Southeast Eastgate
                                                                                Way, 3245 146th Place Southeast; 3290 and 3310 146th
                                                                                Place Southeast
  1.15                     11111 Sunset Hills Road                              11111 Sunset Hills Road
  1.16                     Army and Navy Club Building                          1627 I Street NW
  1.17                     Plaza East                                           11100 NE 8th Street
  1.18                     Reston Town Center                                   11911 Freedom Drive
  1.19                     1300 North Seventeenth Street                        1300 North 17th Street
  1.20                     Washington Mutual Tower                              1201 Third Avenue
   2          1            ING Hospitality Pool(1)                              Various
  2.01                     Residence Inn  - La Jolla, CA                        8901 Gilman Drive
  2.02                     Residence Inn Seattle East - Redmond , WA            7575 164th Avenue NE
  2.03                     Residence Inn  - Long Beach, CA                      4111 East Willow Street
  2.04                     Residence Inn  - Costa Mesa, CA                      881 West Baker Street
  2.05                     Residence Inn Pasadena - Arcadia, CA                 321 East Huntington Drive
  2.06                     Residence Inn - Irvine, CA                           10 Morgan Street
  2.07                     Homewood Suites - Herndon, VA                        13460 Sunrise Valley Drive
  2.08                     Residence Inn Concord - Pleasant Hill, CA            700 Ellinwood Way
  2.09                     Residence Inn - San Ramon, CA                        1071 Market Place
  2.10                     Homewood Suites - Linthicum, MD                      1181 Winterson Road
  2.11                     Residence Inn  - Saint Louis, MO                     1100 McMorrow Avenue
  2.12                     Residence Inn - Bakersfield, CA                      4241 Chester Lane
  2.13                     Residence Inn - Boulder, CO                          3030 Center Green Drive
  2.14                     Residence Inn - Hapeville, GA                        3401 International Boulevard
  2.15                     Residence Inn Chicago - Deerfield, IL                530 Lake Cook Road
  2.16                     Homewood Suites - Malvern, PA                        12 East Swedesford Road
  2.17                     Residence Inn - Houston, TX                          525 Bay Area Boulevard
  2.18                     Residence Inn - Santa Fe, NM                         1698 Galisteo Street
  2.19                     Residence Inn - Placentia, CA                        700 West Kimberly Avenue
  2.20                     Homewood Suites - Glen Allen, VA                     4100 Innslake Drive
  2.21                     Residence Inn - Atlanta, GA (Buckhead)               2960 Piedmont Road NE
  2.22                     Homewood Suites - Beaverton, OR                      15525 NW Gateway Court
  2.23                     Residence Inn - Cincinnati, OH                       11689 Chester Road
  2.24                     Residence Inn - Lombard, IL                          2001 South Highland Avenue
  2.25                     Residence Inn - Jacksonville, FL                     8365 Dix Ellis Trail
  2.26                     Homewood Suites - Irving, TX                         4300 Wingren Drive
  2.27                     Residence Inn Dallas - Irving, TX                    950 Walnut Hill Lane
  2.28                     Homewood Suites - Clearwater, FL                     2233 Ulmerton Road
  2.29                     Residence Inn - Boca Raton, FL                       525 NW 77th Street
  2.30                     Residence Inn - Clearwater, FL                       5050 Ulmerton Road
  2.31                     Residence Inn - Birmingham, AL                       3 Greenhill Parkway
  2.32                     Residence Inn - Smyrna, GA                           2771 Cumberland Boulevard
  2.33                     Homewood Suites - Addison, TX                        4451 Beltline Road
  2.34                     Homewood Suites - Chesterfield, MO                   840 Chesterfield Parkway
  2.35                     Residence Inn - Montgomery, AL                       1200 Hilmar Court
  2.36                     Homewood Suites - Atlanta, GA (Buckhead)             3566 Piedmont Road
  2.37                     Residence Inn - Chesterfield, MO                     15431 Conway Road
  2.38                     Residence Inn - Blue Ash, OH                         11401 Reed Hartman Highway
  2.39                     Residence Inn - Berwyn, PA                           600 West Swedesford Road
  2.40                     Residence Inn - Danvers, MA                          51 Newbury Street
  2.41                     Homewood Suites - Midvale, UT                        844 East Fort Union
  2.42                     Homewood Suites - Plano, TX                          4705 Old Shepard Place
  2.43                     Homewood Suites - Atlanta, GA (Cumberland)           3200 Cobb Parkway
  2.44                     Residence Inn - Memphis, TN                          6141 Old Poplar Pike
  2.45                     Residence Inn - Atlanta, GA (DeKalb)                 1901 Savoy Drive
  2.46                     Homewood Suites - Norcross, GA                       450 Technology Parkway
   3          1            DDR Southeast Pool(1)(2)                             Various
  3.01                     Hilltop Plaza                                        3200-4200 Klose Way, 3401 Blume Drive
  3.02                     Largo Town Center                                    950 Largo Center Drive
  3.03                     Midway Plaza                                         5725 North University Drive
  3.04                     Riverstone Plaza                                     1351-1455 Riverstone Parkway
  3.05                     Highland Grove                                       10451 Indianapolis Boulevard
  3.06                     Riverdale Shops                                      935 Riverdale Street
  3.07                     Skyview Plaza                                        7801 South Orange Blossom Trail
  3.08                     Apple Blossom Corners                                2190 South Pleasant Valley Road
  3.09                     Fayetteville Pavilion                                2047 - 2071 Skibo Road
  3.10                     Creekwood Crossing                                   7327 52nd Place East
  3.11                     Flamingo Falls                                       2000 Flamingo Road
  3.12                     Harundale Plaza                                      7740 Ritchie Highway
  3.13                     Meadowmont Village Center                            603 Meadowmont Village Drive
  3.14                     Springfield Commons                                  Airport Highway South Holland Sylvania Road
  3.15                     Northlake Commons                                    3804-3980 Northlake Boulevard
  3.16                     Village Square at Golf                               4707-4793 North Congress Avenue
  3.17                     Oviedo Park Crossing                                 1115 Vidina Place
  3.18                     Shoppes of Golden Acres                              9840 Little Road
  3.19                     Bardmoor Shopping Center                             10801 Starkey Road
  3.20                     Rosedale Shopping Center                             9943 Gilead Road
  3.21                     Casselberry Commons                                  1455 South Semoran Boulevard
  3.22                     Shoppes at New Tampa                                 1950 Bruce B. Downs Boulevard
  3.23                     Crossroads Plaza                                     Route 38
  3.24                     Plaza Del Paraiso                                    127th Avenue and 120th Street
  3.25                     North Pointe Plaza                                   15001 North Dale Mabry Highway
  3.26                     Melbourne Shopping Center                            1301 - 1441  South Babcock Street
  3.27                     Market Square (DDR)                                  9559 Highway 5
  3.28                     Shoppes of Lithia                                    3245 Lithia-Pinecrest Road
  3.29                     West Oaks Towne Center                               9557 West Colonial Drive
  3.30                     Sharon Greens                                        1595 Peachtree Parkway
  3.31                     Lakewood Ranch                                       1715-1795 Lakewood Ranch Boulevard
  3.32                     Cofer Crossing                                       4349-4357 Lawrenceville Highway
  3.33                     Clayton Corners                                      11721 U.S. Highway 17 West
  3.34                     Clearwater Crossing                                  7380 Spout Springs Road
  3.35                     Shops at Paradise Pointe                             247 Miracle Strip Parkway
  3.36                     Killearn Center                                      3483 Thomasville Road
  3.37                     Conway Plaza                                         4400 Curry Ford Road
  3.38                     River Run Shopping Center                            9981  Miramar Parkway
  3.39                     Aberdeen Square                                      4966 Le Chalet Boulevard
  3.40                     Derby Square                                         2165-2233 Stringtown Road
  3.41                     Chickasaw Trails Shopping Center                     2160 Chickasaw Trail
  3.42                     Shoppes at Lake Dow                                  920 Highway 91 East
  3.43                     Shoppes of Ellenwood                                 2828-2844 East Atlanta Road
  3.44                     Shops at Oliver's Crossing                           5034 Peters Creek Parkway
  3.45                     Southwood Village Shopping Center                    3551 Blair Stone Road
  3.46                     Paraiso Plaza                                        3301 West 80th Street
  3.47                     Sheridan Sqaure                                      401  East Sheridan Street
  3.48                     Countryside Shopping Center                          4025 Santa Barbara Boulevard
  3.49                     Shoppes of Citrus Hills                              2699 North Forest Ridge Boulevard
  3.50                     Crystal Springs Shopping Center                      6738-6784 West Gulf to Lake Highway
  3.51                     Sexton Commons                                       1416 North Main Street
  3.52                     Hairston Crossing                                    2071-2079  South Hairston Road
   4          1            Two Herald Square                                    1328 Broadway
   5          1            Westin Casuarina Resort & Spa - Cayman Islands       30620 Seven Mile Beach
   6          1            DDR-TRT Pool                                         Various
  6.01                     Centerton Square                                     I-295 and Route NJ 38
  6.02                     Beaver Creek Commons                                 1045 Beaver Creek Commons Drive
  6.03                     Mount Nebo Pointe                                    228 Mount Nebo Road
   7          1            Ashford Hospitality Pool 4                           Various
  7.01                     Spring Hill Suites - Orlando, FL                     8601 Vineland Avenue
  7.02                     Courtyard  - Orlando, FL                             8623 Vineland Avenue
  7.03                     Residence Inn - Atlanta, GA                          2220 Lake Boulevard
  7.04                     Fairfield Inn - Orlando, FL                          8615 Vineland Avenue
  7.05                     Courtyard by Marriott - Edison, NJ                   3105 Woodbridge Avenue
   8          1            17 Battery Place South                               17 Battery Place South
   9          1            Rockvale Square                                      35 South Willowdale Drive
   10         1            Centerside II                                        3131 Camino del Rio North
   11         1            Citadel Mall                                         2070 Sam Rittenburg Boulevard
   12         1            Port Chester Shopping Center                         421-575 Boston Post Road - U.S. Route 1
   13         1            60 Madison Avenue                                    60 Madison Avenue
   14         1            3600 Wilshire Boulevard                              3600 Wilshire Boulevard
   15         1            La Jolla Centre I                                    4660 La Jolla Village Drive
   16         1            450-460 Park Avenue South                            450-460 Park Avenue South
   17         1            Stadium Crossings                                    2125 East Katella Avenue
   18         1            La Jolla Centre II                                   9255 Towne Centre Drive
   19         1            Roosevelt Square                                     4535 Roosevelt Boulevard
   20         1            Marriott - Mobile, AL(4)                             3101 Airport Boulevard
   21         2            Little Rock Pool(5)                                  Various
 21.01                     Chenal Lakes Apartments                              13500 Chenal Parkway
 21.02                     Brightwaters Apartments                              2420 Riverfront Drive
   22         1            Jamison Valley Holdings Pool                         Various
 22.01                     Sherman Oaks Atrium                                  15315 Magnolia Boulevard
 22.02                     West Hills Plaza                                     20700 Ventura Boulevard
   23         1            Portofino Inn & Suites - Anaheim, CA                 1831 South Harbor Boulevard
   24         1            Barrington Business Center                           1 Commerce Drive
   25         2            Mountain Shadow Apartments(6)                        695 East Patriot Boulevard
   26         1            Courtyard by Marriott - Philadelphia, PA             21 North Juniper Street
   27         2            Town Center Apartments(7)                            2727 Bens Branch Drive
   28         2            The Gates at Citiplace Apartments                    2500 Gates Circle
   29                      Reserved(8)
   30         2            Environs Residential Rental Community                3323 West 96th Circle
   31         2            Summit Trails Apartments(9)                          1350 Grand Summit Drive
   32         1            Wellington Market Place                              13833-13897 Wellington Trace
   33         1            Sheraton West - Richmond, VA(10)                     6624 West Broad Street
   34         1            Franklin Square III                                  3648-3740 East Franklin Boulevard
   35         1            Siena Office Park(11)(12)                            2850 West Horizon Ridge Parkway & 861 Coronado
                                                                                Center Drive
   36         1            Columbus Park Crossing Shopping Center               5550 Whittlesey Boulevard
   37         1            Vestal Park                                          4700 Vestal Parkway
   38         2            Amber Place                                          6080 Lakeview Road
   39         1            Wyndham - Atlanta, GA                                125 10th Street NE
   40         1            141 5th Avenue                                       141 5th Avenue
   41         1            Marietta Trade Center                                200 Cobb Parkway
   42         1            Majestic Square                                      211 King Street
   43         1            138 Spring Street                                    138 Spring Street
   44         1            72 Madison Avenue                                    72 Madison Avenue
   45         2            The Centre Apartments                                5200 Croyden Avenue
   46         1            Pompano Plaza                                        1401-1405 South Federal Highway; 947-951 SE 15th
                                                                                Street
   47         1            Wildwood North Shopping Center                       146 Wildwood Parkway
   48         1            Federal Law Center                                   101 South Edgeworth Street
   49         2            Estancia Apartments                                  1720 East D Street
   50         1            Colonial Promenade Bear Lake                         3010-3060 East Semoran Boulevard
   51         1            Mercury Computer                                     199 & 201 Riverneck Road
   52         2            Villa del Oso                                        4217 Louisiana Boulevard NE
   53         1            Mount Pleasant Square                                1440 Ben Sawyer Boulevard
   54         1            65 West 36th Street                                  65 West 36th Street
   55         1            Lazy Days Marina                                     6700 Holiday Road
   56         1            Athens West                                          3190 Atlanta Highway
   57         1            Peachtree Medical Office Pool                        Various
 57.01                     Yorktown Medical Center                              101 Yorktown Drive
 57.02                     Shakerag Medical Center                              4000 Shakerag Hill
   58         1            BPRE Pool                                            Various
 58.01                     11820 Pierce Street                                  11820 Pierce Street
 58.02                     8131 East Indian Bend Road                           8131 East Indian Bend Road
 58.03                     8111 East Indian Bend Road                           8111 East Indian Bend Road
 58.04                     8115 East Indian Bend Road                           8115 East Indian Bend Road
 58.05                     7328 East Stetson Drive                              7328 East Stetson Drive
   59         2            Porto Bella(13)                                      10853 Firestone Boulevard
   60         1            Shoppes at Woodhill                                  6090 Garners Ferry Road
   61         2            Le Coeur du Monde Apartments                         2035 Clermont Crossing Drive
   62         1            Barrington Terrace                                   1425 South Congress Avenue
   63         1            Sunset Commons                                       925 Seaside Road SW
   64         1            XSport Fitness - Downers Grove, IL                   3200 Finley Road
   65         1            Topsham Crossing Center                              129-131 Topsham Fair Mall Road
   66         2            Chartwell Court Apartments                           15100 Ella Boulevard
   67         1            Cupertino Town Center                                20380,20370,20410 Town Center Lane
   68         1            One Front Street                                     251 East Front Street
   69         2            Pine Winds Apartments                                1301 Pine Winds Drive
   70         2            The Arbors at Port Warwick                           1100 William Styron Square South
   71         1            Michael's Warehouse & Distribution Facility          9200 West Beaver Street
   72         1            Parmer-McNeil Plaza Shopping Center                  6201-6315 North Parmer Lane
   73         1            159-181 Second Avenue                                159-181 Second Avenue
   74         1            Midtown Square(14)                                   112-116 10th Street
   75         2            Vista Montana                                        8000 Montgomery Boulevard NE
   76         1            1500 West Park Drive                                 1500 West Park Drive
   77         2            Colony Grove Apartments                              1145 West Baseline Road
   78         1            Glenwood Plaza                                       3605 Glenwood Avenue
   79         1            Mayfaire Towne Center                                1060 International Drive
   80         2            Deerwood Crossing Apartments(15)                     1710 Franciscan Terrace
   81         1            English Village                                      2812 Spring Avenue
   84         1            Coddle Creek Shopping Center                         358 George Liles Parkway
   85         1            Commons V Medical Office                             800 Goodlette Road
   86         1            Plaza 57                                             7301 SW 57th Court
   87         1            8300 East Raintree Drive                             8300 East Raintree Drive
   89         1            17000 Ventura Boulevard                              17000 Ventura Boulevard
   90         1            Willimantic Plaza                                    1601 West Main Street
   91         2            Imperial Towers Apartments                           3801 Conshohocken Avenue
   92         1            Cardiff Plaza Shopping Center                        6701 Black Horse Pike
   93         1            Medical Office Building                              50 Sewall Street
   94         1            Bath Shopping Center                                 1-5 Chandler Road (US Route 1)
   95         2            7400 Apartments                                      7400 Roosevelt Boulevard
   96         2            Dutch Village Apartments(16)                         1500 Zuider Zee Drive
   97         1            Hampton Inn - Bennington, VT(17)                     51 Hannaford Square
  100         1            Bunge North America                                  6700 Snowden Road
  101         1            Shoppes at Pennington(18)                            21 Route 31 North
  103         1            Galleria Shopping Center                             100 Route 9 North
  105         1            Barchester Pool(19)                                  Various
 105.01                    Mansion House Center Ground Lease                    300 North 4th Street
 105.02                    Pinewood Estates Apartments Ground Lease             1401 Pennsylvania Street, NE
 105.03                    Winrock Villas Condominiums Ground Lease             1601 Pennsylvania Street, NE
 105.04                    National City Bank Building Ground Lease             110 West Berry Street
 105.05                    Albuquerque Plaza Ground Lease                       201 Third Streest N.W.
  106         1            Shoppes at Indian Trail                              14045 U.S. Highway 74
  108         2            Village Square Apartments                            100 Tonto Trail
  109         1            The Timmons Place Office Building                    3701 West Alabama Street
  110         1            1331 Gemini Building                                 1331 Gemini Avenue
  111         1            Village Pavilion                                     300 Village Green Circle
  112         2            The Apartments at 1515 West Morse Avenue             1515 West Morse Avenue
  113         2            5724-32 South Blackstone Avenue                      5724-32 South Blackstone Avenue
  114         2            Stanford Place II Apartments                         37 Van Mark Way
  115         1            Rockbridge Place                                     5723 Rockbridge Road
  117         1            Holiday Inn Express - Heber City , UT                1268 South Main Street
  119         1            The Timmons Square Office Building                   3637 West Alabama Street
  121         1            North Tucker Garage                                  310 North Tucker Boulevard
  122         1            SilverLeaf Suites - Eagle, CO(20)                    315 Chambers Avenue
  123         1            Warehouse Terminal - Manitowac, WI                   1946 South 23rd Street
  124         1            701 Interstate 20 East                               701 Interstate 20 East
  125         1            Ridge Road Shopping Center                           1107-1125A Ridge Road
  126         1            OfficeMax - Eden Prairie, MN                         8595 Columbine Road
  127         2            4717 North Winthrop Apartments                       4717 North Winthrop  Avenue
  128         1            Pay Low - Gary, IN                                   6010 West Ridge Road
  129         1            Wiseway                                              999 West Old Ridge Road
  130         1            Walgreens - Ozark, MO                                1675 West South Street
  131         1            Warehouse Terminal - Menominee, MI                   5311 & 5611 13th Street
  133         1            Tractor Supply -  Rutland, VT                        1177 US Route 7 South
  134         1            Tractor Supply - Watertown, WI                       1911 Market Way
  135         1            Archives One - Malvern, PA                           6 Lee Boulevard
  138         1            Ocean Rose Inn - Narragansett, RI(21)                113 Ocean Road
  139         1            Archives One - Greensboro, NC                        2729 Patterson Street
  142         1            Archives One - Essex Junction, VT                    3 Bushey Lane



Mortgage
  Loan                                                                                   Cut-Off Date        Monthly P&I
 Number     City                        State       Zip Code          County           Loan Balance ($)      Payments ($)
-----------------------------------------------------------------------------------------------------------------------------
   1       Various                     Various       Various    Various                 414,000,000.00            IO
  1.01     Washington                    DC           20004     District Of Columbia
  1.02     Arlington                     VA           22202     Arlington
  1.03     Seattle                       WA           98104     King
  1.04     Washington                    DC           20036     District of Columbia
  1.05     Mc Lean                       VA           22102     Fairfax
  1.06     Bellevue                      WA           98004     King
  1.07     Bellevue                      WA           98005     King
  1.08     Bellevue                      WA           98004     King
  1.09     Bellevue                      WA           98004     King
  1.10     Arlington                     VA           22209     Arlington
  1.11     Vienna                        VA           22182     Fairfax
  1.12     Bellevue                      WA           98007     King
  1.13     Washington                    DC           20004     District Of Columbia
  1.14     Bellevue                      WA           98007     King
  1.15     Reston                        VA           20190     fairfax
  1.16     Washington                    DC           20006     District Of Columbia
  1.17     Bellevue                      WA           98004     King
  1.18     Reston                        VA           20190     Fairfax
  1.19     Arlington                     VA           22209     Arlington
  1.20     Seattle                       WA           98101     King
   2       Various                     Various       Various    Various                 283,850,000.00            IO
  2.01     La Jolla                      CA           92037     San Diego
  2.02     Redmond                       WA           98052     King
  2.03     Long Beach                    CA           90815     Los Angeles
  2.04     Costa Mesa                    CA           92626     Orange
  2.05     Arcadia                       CA           91006     Los Angeles
  2.06     Irvine                        CA           92618     Orange
  2.07     Herndon                       VA           20171     Fairfax
  2.08     Pleasant Hill                 CA           94523     Contra Costa
  2.09     San Ramon                     CA           94583     Contra Costa
  2.10     Linthicum                     MD           21090     Anne Arundel
  2.11     Saint Louis                   MO           63117     Saint Louis
  2.12     Bakersfield                   CA           93309     Kern
  2.13     Boulder                       CO           80301     Boulder
  2.14     Hapeville                     GA           30354     Fulton
  2.15     Deerfield                     IL           60015     Lake
  2.16     Malvern                       PA           19355     Chester
  2.17     Houston                       TX           77058     Harris
  2.18     Santa Fe                      NM           87505     Santa Fe
  2.19     Placentia                     CA           92870     Orange
  2.20     Glen Allen                    VA           23060     Henrico
  2.21     Atlanta                       GA           30305     Fulton
  2.22     Beaverton                     OR           97006     Washington
  2.23     Cincinnati                    OH           45246     Hamilton
  2.24     Lombard                       IL           60148     Du Page
  2.25     Jacksonville                  FL           32256     Duval
  2.26     Irving                        TX           75093     Dallas
  2.27     Irving                        TX           75038     Dallas
  2.28     Clearwater                    FL           33762     Pinellas
  2.29     Boca Raton                    FL           33487     Broward
  2.30     Clearwater                    FL           33760     Pinellas
  2.31     Birmingham                    AL           35242     Jefferson
  2.32     Smyrna                        GA           30080     Cobb
  2.33     Addison                       TX           75001     Dallas
  2.34     Chesterfield                  MO           63017     Saint Louis
  2.35     Montgomery                    AL           36117     Montgomery
  2.36     Atlanta                       GA           30305     Fulton
  2.37     Chesterfield                  MO           63017     Saint Louis
  2.38     Blue Ash                      OH           45241     Hamilton
  2.39     Berwyn                        PA           19312     Chester
  2.40     Danvers                       MA           01923     Essex
  2.41     Midvale                       UT           84047     Salt Lake
  2.42     Plano                         TX           75093     Collin
  2.43     Atlanta                       GA           30339     Cobb
  2.44     Memphis                       TN           38119     Shelby
  2.45     Atlanta                       GA           30341     DeKalb
  2.46     Norcross                      GA           30092     Gwinnett
   3       Various                     Various       Various    Various                 221,250,000.00            IO
  3.01     Richmond                      CA           94806     Contra Costa
  3.02     Largo                         MD           20774     Prince George's
  3.03     Tamarac                       FL           33321     Broward
  3.04     Canton                        GA           30114     Cherokee
  3.05     Highland                      IN           46322     Lake
  3.06     West Springfield              MA           01089     Hampden
  3.07     Orlando                       FL           32809     Orange
  3.08     Winchester                    VA           22601     Frederick
  3.09     Fayetteville                  NC           28314     Cumberland
  3.10     Bradenton                     FL           34203     Manatee
  3.11     Pembroke Pines                FL           33028     Broward
  3.12     Glen Burnie                   MD           21061     Anne Arundel
  3.13     Chapel Hill                   NC           27517     Orange County
  3.14     Toledo                        OH           43528     Lucas
  3.15     Palm Beach Gardens            FL           33403     Palm Beach
  3.16     Boynton Beach                 FL           33437     Palm Beach
  3.17     Oviedo                        FL           32756     Seminole
  3.18     New Port Richey               FL           34654     Pasco
  3.19     Largo                         FL           33777     Pinellas
  3.20     Huntersville                  NC           28078     Mecklenburg
  3.21     Casselberry                   FL           32707     Seminole
  3.22     Wesley Chapel                 FL           33543     Pasco
  3.23     Lumberton                     NJ           8048      Burlington
  3.24     Miami                         FL           33186     Miami-Dade
  3.25     Tampa                         FL           33618     Hillsborough
  3.26     Melbourne                     FL           32901     Brevard
  3.27     Douglasville                  GA           30135     Douglas
  3.28     Valrico                       FL           33594     Hillsborough
  3.29     Ocoee                         FL           34761     Orange
  3.30     Cumming                       GA           30041     Forsyth County
  3.31     Bradenton                     FL           34211     Manatee
  3.32     Tucker                        GA           30084     DeKalb
  3.33     Clayton                       NC           27520     Johnston
  3.34     Flowery Branch                GA           30542     Hall
  3.35     Fort Walton Beach             FL           32548     Okaloosa
  3.36     Tallahassee                   FL           32309     Leon
  3.37     Orlando                       FL           32812     Orange
  3.38     Miramar                       FL           33025     Broward
  3.39     Boynton Beach                 FL           33436     Palm Beach
  3.40     Grove City                    OH           43123     Franklin
  3.41     Orlando                       FL           32825     Orange
  3.42     McDonough                     GA           30252     Henry
  3.43     Ellenwood                     GA           30294     Henry
  3.44     Winston Salem                 NC           27127     Forsyth
  3.45     Tallahassee                   FL           32311     Leon
  3.46     Hialeah                       FL           33018     Miami-Dade
  3.47     Dania                         FL           33004     Broward
  3.48     Naples                        FL           34104     Collier
  3.49     Hernando                      FL           34442     Citrus
  3.50     Crystal River                 FL           34429     Citrus
  3.51     Fuquay Varina                 NC           27526     Wake
  3.52     Decatur                       GA           30035     DeKalb
   4       New York                      NY           10001     New York                200,000,000.00            IO
   5       George Town             Cayman Islands      NA       NA                      140,000,000.00        873,875.74
   6       Various                     Various       Various    Various                 110,000,000.00            IO
  6.01     Mount Laurel                  NJ           8054      Burlington
  6.02     Apex                          NC           27502     Wake
  6.03     Ohio Township                 PA           15237     Allegheny
   7       Various                     Various       Various    Various                 103,906,000.00        619,788.26
  7.01     Orlando                       FL           32821     Orange
  7.02     Orlando                       FL           32821     Orange
  7.03     Atlanta                       GA           30319     DeKalb
  7.04     Orlando                       FL           32821     Orange
  7.05     Edison                        NJ           08837     Middlesex
   8       New York                      NY           10004     New York                 95,000,000.00            IO
   9       Lancaster                     PA           17602     Lancaster                92,400,000.00            IO
   10      San Diego                     CA           92108     San Diego                89,300,000.00            IO
   11      Charleston                    SC           29407     Charleston               75,040,499.75        435,508.49
   12      Port Chester                  NY           10573     Westchester              70,000,000.00            IO
   13      New York                      NY           10010     New York                 66,500,000.00            IO
   14      Los Angeles                   CA           90010     Los Angeles              64,000,000.00            IO
   15      San Diego                     CA           92122     San Diego                60,000,000.00            IO
   16      New York                      NY           10016     New York                 54,000,000.00            IO
   17      Anaheim                       CA           92806     Orange                   47,000,000.00            IO
   18      San Diego                     CA           92121     San Diego                46,000,000.00            IO
   19      Jacksonville                  FL           32210     Duval                    46,000,000.00            IO
   20      Mobile                        AL           36606     Mobile                   44,000,000.00        260,698.58
   21      Little Rock                   AR          Various    Pulaski                  40,000,000.00            IO
 21.01     Little Rock                   AR           72211     Pulaski
 21.02     Little Rock                   AR           72202     Pulaski
   22      Various                       CA          Various    Los Angeles              38,000,000.00            IO
 22.01     Sherman Oaks                  CA           91403     Los Angeles
 22.02     Woodland Hills                CA           91364     Los Angeles
   23      Anaheim                       CA           92802     Orange                   36,750,000.00            IO
   24      Barrington                    NJ           8007      Camden                   36,100,000.00            IO
   25      Reno                          NV           89511     Washoe                   35,572,500.00            IO
   26      Philadelphia                  PA           19107     Philadelphia             35,000,000.00        207,754.57
   27      Kingwood                      TX           77339     Harris                   34,000,000.00            IO
   28      Baton Rouge                   LA           70809     East Baton Rouge         33,700,000.00            IO
   29
   30      Westminster                   CO           80031     Adams                    31,000,000.00            IO
   31      Reno                          NV           89523     Washoe                   30,175,000.00            IO
   32      Wellington                    FL           33414     Palm Beach               30,000,000.00            IO
   33      Richmond                      VA           23230     Henrico                  29,500,000.00        177,816.82
   34      Gastonia                      NC           28054     Gaston                   29,400,000.00            IO
   35      Henderson                     NV           89052     Clark                    28,620,000.00            IO
   36      Columbus                      GA           31909     Muscogee                 28,000,000.00            IO
   37      Vestal                        NY           13850     Broome                   27,000,000.00        156,366.08
   38      Warner Robins                 GA           31088     Houston                  26,000,000.00            IO
   39      Atlanta                       GA           30309     Fulton                   26,000,000.00            IO
   40      New York                      NY           10010     New York                 25,000,000.00            IO
   41      Marietta                      GA           30060     Cobb                     25,000,000.00            IO
   42      Charleston                    SC           29401     Charleston               23,850,000.00            IO
   43      New York                      NY           10012     New York                 23,500,000.00            IO
   44      New York                      NY           10016     New York                 22,000,000.00            IO
   45      Kalamazoo                     MI           49009     Kalamazoo                19,875,000.00            IO
   46      Pompano Beach                 FL           33062     Broward                  18,850,000.00            IO
   47      Birmingham                    AL           35209     Jefferson                18,700,000.00            IO
   48      Greensboro                    NC           27401     Guilford                 17,800,000.00            IO
   49      Ontario                       CA           91764     San Bernardino           17,650,000.00            IO
   50      Apopka                        FL           32703     Seminole                 16,720,000.00        96,704.16
   51      Chelmsford                    MA           01824     Middlesex                16,200,000.00            IO
   52      Albuquerque                   NM           87109     Bernalillo               16,180,000.00            IO
   53      Mount Pleasant                SC           29464     Charleston               15,500,000.00            IO
   54      New York                      NY           10018     New York                 14,750,000.00            IO
   55      Buford                        GA           30518     Hall                     14,000,000.00        89,227.37
   56      Athens                        GA           30606     Clarke                   13,760,000.00            IO
   57      Various                       GA          Various    Fayette                  13,530,000.00        76,991.72
 57.01     Fayetteville                  GA           30214     Fayette
 57.02     Peachtree City                GA           30269     Fayette
   58      Various                     Various       Various    Various                  13,200,000.00            IO
 58.01     Riverside                     CA           92505     Riverside
 58.02     Scottsdale                    AZ           85250     Maricopa
 58.03     Scottsdale                    AZ           85250     Maricopa
 58.04     Scottsdale                    AZ           85250     Maricopa
 58.05     Scottsdale                    AZ           85251     Maricopa
   59      Norwalk                       CA           90650     Los Angeles              13,200,000.00            IO
   60      Columbia                      SC           29209     Richland                 13,100,000.00            IO
   61      Saint Louis                   MO           63146     Saint Louis              13,056,000.00            IO
   62      Boynton Beach                 FL           33426     Palm Beach               13,000,000.00        78,192.48
   63      Ocean Isle Beach              NC           28469     Brunswick                12,988,766.20        76,609.36
   64      Downers Grove                 IL           60515     DuPage                   12,936,479.47        92,962.20
   65      Topsham                       ME           04086     Sagadahoc                12,720,000.00        74,068.94
   66      Houston                       TX           77090     Harris                   12,450,000.00        68,210.57
   67      Cupertino                     CA           95014     Santa Clara              12,400,000.00            IO
   68      Boise                         ID           83702     Ada                      11,800,000.00            IO
   69      Garner                        NC           27603     Wake                     11,600,000.00            IO
   70      Newport News                  VA           23606     Newport News City        11,278,294.07        66,159.24
   71      Jacksonville                  FL           32220     Duval                    11,200,000.00        64,650.41
   72      Austin                        TX           78729     Travis                   11,050,000.00            IO
   73      San Mateo                     CA           94401     San Mateo                11,000,000.00            IO
   74      Atlanta                       GA           30309     Fulton                   11,000,000.00            IO
   75      Albuquerque                   NM           87109     Bernalillo               10,820,000.00            IO
   76      Westborough                   MA           01581     Worcester                10,800,000.00            IO
   77      Tempe                         AZ           85283     Maricopa                 10,700,000.00            IO
   78      Raleigh                       NC           27612     Wake                     10,550,000.00            IO
   79      Wilmington                    NC           28405     New Hanover              10,490,379.23        60,344.52
   80      Winston-Salem                 NC           27127     Forsyth                  10,400,000.00        60,493.52
   81      Decatur                       AL           35603     Morgan                   10,400,000.00            IO
   84      Concord                       NC           28027     Cabarrus                 10,050,000.00            IO
   85      Naples                        FL           34102     Collier                  10,000,000.00        57,030.12
   86      Miami                         FL           33143     Miami-Dade               9,250,000.00         52,061.02
   87      Scottsdale                    AZ           85254     Maricopa                 9,200,000.00             IO
   89      Los Angeles                   CA           91316     Los Angeles              8,800,000.00             IO
   90      Willimantic                   CT           06226     Windham                  8,800,000.00             IO
   91      Philadelphia                  PA           19131     Philadelphia             8,080,000.00             IO
   92      Egg Harbor                    NJ           8234      Atlantic                 8,000,000.00         47,763.64
   93      Portland                      ME           04101     Cumberland               8,000,000.00         46,249.69
   94      Bath                          ME           04530     Sagadahoc                7,920,000.00             IO
   95      Philadelphia                  PA           19152     Philadelphia             7,400,000.00             IO
   96      Winston-Salem                 NC           27127     Forsyth                  7,100,000.00         41,298.46
   97      Bennington                    VT           05201     Bennington               6,994,334.74         42,374.43
  100      Fort Worth                    TX           76140     Tarrant                  6,262,000.00             IO
  101      Pennington                    NJ           08534     Mercer                   6,100,000.00         36,298.51
  103      Manalapan                     NJ           07726     Monmouth                 6,000,000.00         35,745.75
  105      Various                     Various       Various    Various                  5,900,000.00         35,297.65
 105.01    Saint Louis                   MO           63102     Saint Louis City
 105.02    Albuquerque                   NM           87110     Bernalillo
 105.03    Albuquerque                   NM           87110     Bernalillo
 105.04    Fort Wayne                    IN           46802     Allen
 105.05    Albuquerque                   NM           87102     Bernalillo
  106      Indian Trail                  NC           28079     Union                    5,650,000.00         33,151.55
  108      Lafayette                     IN           47905     Tippecanoe               5,560,000.00             IO
  109      Houston                       TX           77027     Harris                   5,350,000.00             IO
  110      Houston                       TX           77058     Harris                   5,250,000.00             IO
  111      Smyrna                        GA           30080     Cobb                     5,000,000.00             IO
  112      Chicago                       IL           60626     Cook                     4,700,000.00             IO
  113      Chicago                       IL           60637     Cook                     4,600,000.00             IO
  114      Saint Louis                   MO           63144     Saint Louis              4,350,000.00             IO
  115      Stone Mountain                GA           30087     Dekalb                   4,300,000.00             IO
  117      Heber City                    UT           84032     Wasatch                  4,200,000.00         25,343.37
  119      Houston                       TX           77027     Harris                   3,850,000.00             IO
  121      Saint Louis                   MO           63101     Saint Louis City         3,500,000.00         20,514.07
  122      Eagle                         CO           81613     Eagle                    3,500,000.00         22,465.05
  123      Manitowoc                     WI           54220     Manitowoc                3,478,302.16         25,054.90
  124      Arlington                     TX           76014     Tarrant                  3,412,500.00         20,218.95
  125      Rockwall                      TX           75087     Rockwall                 3,400,000.00             IO
  126      Eden Prairie                  MN           55344     Hennepin                 3,197,148.39         18,613.39
  127      Chicago                       IL           60640     Cook                     3,100,000.00             IO
  128      Gary                          IN           46408     Lake                     2,747,708.68         16,452.30
  129      Hobart                        IN           46342     Lake                     2,747,708.68         16,452.30
  130      Ozark                         MO           65721     Christian                2,399,000.00             IO
  131      Menominee                     MI           49858     Menominee                2,385,121.48         17,180.50
  133      Rutland                       VT           5701      Rutland                  2,095,000.00             IO
  134      Watertown                     WI           53094     Jefferson                1,994,000.00             IO
  135      Malvern                       PA           19355     Chester                  1,856,543.66         11,068.07
  138      Narragansett                  RI           02882     Washington               1,571,000.00          9,439.15
  139      Greensboro                    NC           27407     Guilford                 1,117,872.17          6,593.05
  142      Essex Junction                VT           5452      Chittenden               1,097,910.17          6,475.31


                                                                                                              Remaining
Mortgage                                                                                Original Term          Term to
  Loan                                         Mortgage          Number      Unit of   to Maturity or        Maturity or
 Number           Grace Days                   Rate (%)         of Units     Measure     ARD (Mos.)           ARD (Mos.)
-----------------------------------------------------------------------------------------------------------------------------------
   1                                           5.7970%         9,848,341     Sq. Ft.         60                   59
  1.01                                                          678,348      Sq. Ft.
  1.02                                                          904,226      Sq. Ft.
  1.03                                                          944,141      Sq. Ft.
  1.04                                                          711,495      Sq. Ft.
  1.05                                                          731,234      Sq. Ft.
  1.06                                                          473,988      Sq. Ft.
  1.07                                                          463,182      Sq. Ft.
  1.08                                                          465,765      Sq. Ft.
  1.09                                                          466,948      Sq. Ft.
  1.10                                                          294,521      Sq. Ft.
  1.11                                                          329,695      Sq. Ft.
  1.12                                                          251,088      Sq. Ft.
  1.13                                                          163,936      Sq. Ft.
  1.14                                                          277,672      Sq. Ft.
  1.15                                                          216,469      Sq. Ft.
  1.16                                                          102,822      Sq. Ft.
  1.17                                                          148,952      Sq. Ft.
  1.18                                                          764,103      Sq. Ft.
  1.19                                                          380,743      Sq. Ft.
  1.20                                                         1,079,013     Sq. Ft.
   2                                           5.6630%           5,796        Rooms          60                   60
  2.01                                                            288         Rooms
  2.02                                                            180         Rooms
  2.03                                                            216         Rooms
  2.04                                                            144         Rooms
  2.05                                                            120         Rooms
  2.06                                                            112         Rooms
  2.07                                                            109         Rooms
  2.08                                                            126         Rooms
  2.09                                                            106         Rooms
  2.10                                                            147         Rooms
  2.11                                                            152         Rooms
  2.12                                                            114         Rooms
  2.13                                                            128         Rooms
  2.14                                                            126         Rooms
  2.15                                                            128         Rooms
  2.16                                                            123         Rooms
  2.17                                                            110         Rooms
  2.18                                                            120         Rooms
  2.19                                                            112         Rooms
  2.20                                                            123         Rooms
  2.21                                                            136         Rooms
  2.22                                                            123         Rooms
  2.23                                                            144         Rooms
  2.24                                                            144         Rooms
  2.25                                                            112         Rooms
  2.26                                                            136         Rooms
  2.27                                                            120         Rooms
  2.28                                                            112         Rooms
  2.29                                                            120         Rooms
  2.30                                                             88         Rooms
  2.31                                                            128         Rooms
  2.32                                                            130         Rooms
  2.33                                                            120         Rooms
  2.34                                                            145         Rooms
  2.35                                                             94         Rooms
  2.36                                                             92         Rooms
  2.37                                                            104         Rooms
  2.38                                                            118         Rooms
  2.39                                                             88         Rooms
  2.40                                                             96         Rooms
  2.41                                                             98         Rooms
  2.42                                                             99         Rooms
  2.43                                                            124         Rooms
  2.44                                                            105         Rooms
  2.45                                                            144         Rooms
  2.46                                                             92         Rooms
   3                                           5.6000%         7,297,943     Sq. Ft.         120                 120
  3.01                                                          245,774      Sq. Ft.
  3.02                                                          260,797      Sq. Ft.
  3.03                                                          227,209      Sq. Ft.
  3.04                                                          307,716      Sq. Ft.
  3.05                                                          312,546      Sq. Ft.
  3.06                                                          273,307      Sq. Ft.
  3.07                                                          281,244      Sq. Ft.
  3.08                                                          240,560      Sq. Ft.
  3.09                                                          272,385      Sq. Ft.
  3.10                                                          227,085      Sq. Ft.
  3.11                                                          108,565      Sq. Ft.
  3.12                                                          217,619      Sq. Ft.
  3.13                                                          132,745      Sq. Ft.
  3.14                                                          271,729      Sq. Ft.
  3.15                                                          149,658      Sq. Ft.
  3.16                                                          126,486      Sq. Ft.
  3.17                                                          186,212      Sq. Ft.
  3.18                                                          130,609      Sq. Ft.
  3.19                                                          152,667      Sq. Ft.
  3.20                                                          119,197      Sq. Ft.
  3.21                                                          243,176      Sq. Ft.
  3.22                                                          158,222      Sq. Ft.
  3.23                                                           89,627      Sq. Ft.
  3.24                                                           82,441      Sq. Ft.
  3.25                                                          104,460      Sq. Ft.
  3.26                                                          204,216      Sq. Ft.
  3.27                                                          121,766      Sq. Ft.
  3.28                                                           71,430      Sq. Ft.
  3.29                                                           66,539      Sq. Ft.
  3.30                                                           98,317      Sq. Ft.
  3.31                                                           69,471      Sq. Ft.
  3.32                                                          137,757      Sq. Ft.
  3.33                                                          125,653      Sq. Ft.
  3.34                                                           90,566      Sq. Ft.
  3.35                                                           83,929      Sq. Ft.
  3.36                                                           95,229      Sq. Ft.
  3.37                                                          117,723      Sq. Ft.
  3.38                                                           93,643      Sq. Ft.
  3.39                                                           70,555      Sq. Ft.
  3.40                                                          128,210      Sq. Ft.
  3.41                                                           75,492      Sq. Ft.
  3.42                                                           73,271      Sq. Ft.
  3.43                                                           67,721      Sq. Ft.
  3.44                                                           76,512      Sq. Ft.
  3.45                                                           62,840      Sq. Ft.
  3.46                                                           60,712      Sq. Ft.
  3.47                                                           67,475      Sq. Ft.
  3.48                                                           73,986      Sq. Ft.
  3.49                                                           68,927      Sq. Ft.
  3.50                                                           66,986      Sq. Ft.
  3.51                                                           49,097      Sq. Ft.
  3.52                                                           57,884      Sq. Ft.
   4                                           5.9200%          354,298      Sq. Ft.         120                 118
   5                                           6.3800%            343         Rooms          120                 120
   6                                           5.5100%          678,553      Sq. Ft.         120                 120
  6.01                                                          432,327      Sq. Ft.
  6.02                                                          143,129      Sq. Ft.
  6.03                                                          103,097      Sq. Ft.
   7                                        5.9523333333%        1,396        Rooms          120                 118
  7.01                                                            400         Rooms
  7.02                                                            312         Rooms
  7.03                                                            150         Rooms
  7.04                                                            388         Rooms
  7.05                                                            146         Rooms
   8                                           5.6810%          413,828      Sq. Ft.         60                   59
   9                                           5.7550%          539,661      Sq. Ft.         120                 119
   10                                          5.6450%          287,494      Sq. Ft.         126                 124
   11        12 or more (max 5 notices,        5.6800%          296,707      Sq. Ft.         120                 118
             no more than 2 per year)
   12                                          5.3100%          524,479      Sq. Ft.         120                 120
   13                                          5.7530%          186,575      Sq. Ft.         120                 119
   14                                          5.9800%          414,202      Sq. Ft.         120                 120
   15                                          5.6450%          165,184      Sq. Ft.         126                 124
   16                                          5.6950%          166,761      Sq. Ft.         60                   59
   17                                          5.5900%          165,662      Sq. Ft.         120                 119
   18                                          5.6450%          147,047      Sq. Ft.         126                 124
   19                                          5.5500%          309,360      Sq. Ft.         120                 119
   20                                          5.8900%            251         Rooms          120                 119
   21                                          5.4800%            712         Units          120                 119
 21.01                                                            456         Units
 21.02                                                            256         Units
   22                                          5.9800%          176,977      Sq. Ft.         120                 119
 22.01                                                           92,996      Sq. Ft.
 22.02                                                           83,981      Sq. Ft.
   23                                          5.7800%            190         Rooms          120                 119
   24                                          5.9700%          931,560      Sq. Ft.         120                 118
   25                                          5.8100%            404         Units          60                   60
   26                                          5.9070%            498         Rooms          120                 118
   27                                          5.6800%            518         Units          120                 119
   28                                          5.6500%            369         Units          120                 119
   29
   30                                          5.8300%            318         Units          120                 119
   31                                          5.8100%            318         Units          60                   60
   32                                          5.6400%          171,955      Sq. Ft.         120                 119
   33                                          6.0500%            372         Rooms          120                 118
   34                                          5.5900%          272,181      Sq. Ft.         120                 119
   35                                          5.5745%          101,278      Sq. Ft.         120                 120
   36                                 10       5.8400%          225,922      Sq. Ft.         120                 119
   37                                          5.6800%          441,648      Sq. Ft.         120                 118
   38                                          5.8000%            392         Units          120                 119
   39                                          5.7700%            191         Rooms          60                   59
   40                                          5.7000%           6,000       Sq. Ft.         120                 120
   41                                          5.5900%          316,576      Sq. Ft.         120                 119
   42                                          5.5200%           74,786      Sq. Ft.         120                 119
   43                                          5.7400%           17,000      Sq. Ft.         120                 120
   44                                          5.7170%           54,000      Sq. Ft.         60                   59
   45                                          5.6000%            232         Units          120                 117
   46                                          5.8100%          127,484      Sq. Ft.         120                 119
   47                                          5.7600%          168,791      Sq. Ft.         120                 119
   48                                          5.6800%           93,665      Sq. Ft.         120                 119
   49                                          6.1500%            152         Units          60                   59
   50                                          5.6680%          131,317      Sq. Ft.         120                 119
   51                                          5.6500%          185,327      Sq. Ft.         120                 119
   52                                          5.7900%            312         Units          60                   59
   53                                          5.7000%           89,004      Sq. Ft.         120                 120
   54                                          5.8100%           60,000      Sq. Ft.         84                   83
   55                                          6.5800%            924         Units          60                   58
   56                                          5.7800%          180,990      Sq. Ft.         120                 119
   57                                          5.5200%          114,971      Sq. Ft.         120                 119
 57.01                                                           91,654      Sq. Ft.
 57.02                                                           23,317      Sq. Ft.
   58                                          5.7700%           43,028      Sq. Ft.         120                 119
 58.01                                                           13,356      Sq. Ft.
 58.02                                                           8,902       Sq. Ft.
 58.03                                                           9,010       Sq. Ft.
 58.04                                                           6,000       Sq. Ft.
 58.05                                                           5,760       Sq. Ft.
   59                                          5.6500%            104         Units          120                 119
   60                                          5.5900%           85,277      Sq. Ft.         120                 119
   61                                          5.6500%            192         Units          120                 119
   62                                          6.0300%            139          Beds          60                   57
   63                                          5.8400%           67,922      Sq. Ft.         120                 119
   64                                          7.1300%           41,400      Sq. Ft.         120                 116
   65                                          5.7300%           85,636      Sq. Ft.         120                 120
   66                                          5.1800%            243         Units          120                 120
   67                                          5.8100%           56,351      Sq. Ft.         120                 117
   68                                          5.8800%           70,722      Sq. Ft.         120                 119
   69                                          5.6600%            216         Units          120                 118
   70                                          5.7800%             96         Units          120                 118
   71                                          5.6500%          506,828      Sq. Ft.         120                 119
   72                                          5.9000%           50,962      Sq. Ft.         120                 119
   73                                          5.5600%           69,043      Sq. Ft.         120                 120
   74                                          5.5500%           27,715      Sq. Ft.         120                 119
   75                                          5.7900%            216         Units          60                   59
   76                                          6.2280%           80,201      Sq. Ft.         120                 120
   77                                          5.7500%            169         Units          120                 120
   78                                          5.5600%          131,572      Sq. Ft.         60                   59
   79                                          5.6100%           52,441      Sq. Ft.         120                 119
   80                                          5.7200%            285         Units          120                 119
   81                                          5.7600%          103,429      Sq. Ft.         120                 119
   84                                          5.6000%           79,546      Sq. Ft.         120                 119
   85                                          5.5400%           55,132      Sq. Ft.         120                 120
   86                                          5.8900%           17,207      Sq. Ft.         120                 120
   87                                          5.6800%           61,896      Sq. Ft.         120                 119
   89                                          5.9800%           35,113      Sq. Ft.         120                 119
   90                                          5.5900%          125,626      Sq. Ft.         120                 119
   91                                          5.5500%            186         Units          120                 119
   92                                          5.9610%          139,456      Sq. Ft.         120                 120
   93                                          5.6640%           39,935      Sq. Ft.         120                 119
   94                                          5.5500%           43,677      Sq. Ft.         119                 118
   95                                          5.5500%            196         Units          120                 119
   96                                          5.7200%            203         Units          120                 119
   97                                          6.0900%             80         Rooms          120                 119
  100                                          5.4500%          107,520      Sq. Ft.         120                 119
  101                                          5.9300%           26,489      Sq. Ft.         120                 119
  103                                          5.9410%           38,247      Sq. Ft.         120                 120
  105                                          5.9800%          621,847      Sq. Ft.         120                 119
 105.01                                                         104,315      Sq. Ft.
 105.02                                                         254,850      Sq. Ft.
 105.03                                                         218,100      Sq. Ft.
 105.04                                                          35,870      Sq. Ft.
 105.05                                                          8,712       Sq. Ft.
  106                                          5.8000%           33,586      Sq. Ft.         120                 119
  108                                          5.7400%            204         Units          120                 119
  109                                          5.8500%           48,998      Sq. Ft.         60                   59
  110                                          5.6500%           59,709      Sq. Ft.         120                 119
  111                                          5.6900%           34,767      Sq. Ft.         120                 119
  112                                          5.9300%             66         Units          120                 119
  113                                          5.7800%             63         Units          120                 119
  114                                          5.5700%             83         Units          120                 118
  115                                          6.0200%           71,268      Sq. Ft.         60                   53
  117                                          6.0600%             75         Rooms          120                 118
  119                                          6.5800%           30,772      Sq. Ft.         60                   59
  121                                          5.7900%          177,865      Sq. Ft.         120                 119
  122                                          5.9600%            118         Rooms          120                 120
  123                                          5.9900%          229,500      Sq. Ft.         120                 117
  124                                          5.8900%           26,552      Sq. Ft.         120                 119
  125                                          6.0530%           64,197      Sq. Ft.         60                   60
  126                                          5.7200%           18,000      Sq. Ft.         120                 119
  127                                          5.7500%             51         Units          120                 120
  128                                          5.9800%           68,750      Sq. Ft.         120                 119
  129                                          5.9800%           53,763      Sq. Ft.         120                 119
  130                                          5.4600%           14,820      Sq. Ft.         120                 116
  131                                          5.9900%          141,916      Sq. Ft.         120                 117
  133                                          5.6700%           21,688      Sq. Ft.         120                 116
  134                                          5.6700%           23,627      Sq. Ft.         120                 116
  135                                          5.9300%           32,416      Sq. Ft.         120                 118
  138                                          6.0200%             31         Rooms          120                 119
  139                                          5.8300%           40,025      Sq. Ft.         120                 118
  142                                          5.8300%           20,000      Sq. Ft.         120                 118


                                    Original       Remaining
Mortgage                             Amort           Amort                      Master                Anticipated
  Loan         Maturity Date          Term           Term         Ground      Servicing      ARD       Repayment
 Number           or ARD             (Mos.)         (Mos.)         Lease       Fee Rate      Loan         Date
----------------------------------------------------------------------------------------------------------------------------
   1              05/07/12             IO             IO         Various       0.02000%       N
  1.01                                                            Pledge
  1.02                                                             Fee
  1.03                                                             Fee
  1.04                                                             Fee
  1.05                                                             Fee
  1.06                                                          Leasehold
  1.07                                                             Fee
  1.08                                                             Fee
  1.09                                                             Fee
  1.10                                                             Fee
  1.11                                                             Fee
  1.12                                                             Fee
  1.13                                                             Fee
  1.14                                                             Fee
  1.15                                                             Fee
  1.16                                                             Fee
  1.17                                                             Fee
  1.18                                                              NA
  1.19                                                              NA
  1.20                                                              NA
   2              06/11/12             IO             IO         Various       0.02000%       N
  2.01                                                             Fee
  2.02                                                             Fee
  2.03                                                             Fee
  2.04                                                             Fee
  2.05                                                             Fee
  2.06                                                             Fee
  2.07                                                             Fee
  2.08                                                             Fee
  2.09                                                             Fee
  2.10                                                             Fee
  2.11                                                             Fee
  2.12                                                             Fee
  2.13                                                             Fee
  2.14                                                             Fee
  2.15                                                             Fee
  2.16                                                          Leasehold
  2.17                                                             Fee
  2.18                                                             Fee
  2.19                                                             Fee
  2.20                                                             Fee
  2.21                                                             Fee
  2.22                                                             Fee
  2.23                                                             Fee
  2.24                                                             Fee
  2.25                                                             Fee
  2.26                                                             Fee
  2.27                                                             Fee
  2.28                                                             Fee
  2.29                                                             Fee
  2.30                                                             Fee
  2.31                                                             Fee
  2.32                                                             Fee
  2.33                                                             Fee
  2.34                                                             Fee
  2.35                                                             Fee
  2.36                                                             Fee
  2.37                                                             Fee
  2.38                                                             Fee
  2.39                                                             Fee
  2.40                                                             Fee
  2.41                                                             Fee
  2.42                                                             Fee
  2.43                                                             Fee
  2.44                                                             Fee
  2.45                                                             Fee
  2.46                                                             Fee
   3              07/05/17             IO             IO           Fee         0.02000%       N
  3.01                                                             Fee
  3.02                                                             Fee
  3.03                                                             Fee
  3.04                                                             Fee
  3.05                                                             Fee
  3.06                                                             Fee
  3.07                                                             Fee
  3.08                                                             Fee
  3.09                                                             Fee
  3.10                                                             Fee
  3.11                                                             Fee
  3.12                                                             Fee
  3.13                                                             Fee
  3.14                                                             Fee
  3.15                                                             Fee
  3.16                                                             Fee
  3.17                                                             Fee
  3.18                                                             Fee
  3.19                                                             Fee
  3.20                                                             Fee
  3.21                                                             Fee
  3.22                                                             Fee
  3.23                                                             Fee
  3.24                                                             Fee
  3.25                                                             Fee
  3.26                                                             Fee
  3.27                                                             Fee
  3.28                                                             Fee
  3.29                                                             Fee
  3.30                                                             Fee
  3.31                                                             Fee
  3.32                                                             Fee
  3.33                                                             Fee
  3.34                                                             Fee
  3.35                                                             Fee
  3.36                                                             Fee
  3.37                                                             Fee
  3.38                                                             Fee
  3.39                                                             Fee
  3.40                                                             Fee
  3.41                                                             Fee
  3.42                                                             Fee
  3.43                                                             Fee
  3.44                                                             Fee
  3.45                                                             Fee
  3.46                                                             Fee
  3.47                                                             Fee
  3.48                                                             Fee
  3.49                                                             Fee
  3.50                                                             Fee
  3.51                                                             Fee
  3.52                                                             Fee
   4              04/11/17             IO             IO        Leasehold      0.02000%       N
   5              06/11/17            360             360       Leasehold      0.02000%       N
   6              06/11/17             IO             IO           Fee         0.02000%       N
  6.01                                                             Fee
  6.02                                                             Fee
  6.03                                                             Fee
   7              04/11/17            360             360          Fee         0.02000%       N
  7.01                                                             Fee
  7.02                                                             Fee
  7.03                                                             Fee
  7.04                                                             Fee
  7.05                                                             Fee
   8              05/11/12             IO             IO           Fee         0.02000%       N
   9              05/11/17             IO             IO           Both        0.02000%       N
   10             10/11/17             IO             IO           Fee         0.02000%       N
   11             04/01/17            360             358          Fee         0.02000%       N
   12             06/11/17             IO             IO           Fee         0.02000%       N
   13             05/11/17             IO             IO           Fee         0.02000%       N
   14             06/11/17             IO             IO           Fee         0.02000%       N
   15             10/11/17             IO             IO           Fee         0.02000%       N
   16             05/11/12             IO             IO           Fee         0.02000%       N
   17             05/11/17             IO             IO           Fee         0.02000%       N
   18             10/11/17             IO             IO           Fee         0.02000%       N
   19             05/11/17             IO             IO           Fee         0.02000%       N
   20             05/11/17            360             360          Fee         0.02000%       N
   21             05/11/17             IO             IO           Fee         0.02000%       N
 21.01                                                             Fee
 21.02                                                             Fee
   22             05/11/17             IO             IO           Fee         0.02000%       N
 22.01                                                             Fee
 22.02                                                             Fee
   23             05/11/17             IO             IO        Leasehold      0.02000%       N
   24             04/11/17             IO             IO           Fee         0.02000%       N
   25             06/11/12             IO             IO           Fee         0.02000%       N
   26             04/11/17            360             360          Fee         0.02000%       N
   27             05/11/17             IO             IO           Fee         0.02000%       N
   28             05/11/17             IO             IO           Fee         0.02000%       N
   29
   30             05/11/17             IO             IO           Fee         0.02000%       N
   31             06/11/12             IO             IO           Fee         0.02000%       N
   32             05/11/17             IO             IO           Fee         0.02000%       N
   33             04/11/17            360             360          Fee         0.06000%       N
   34             05/11/17             IO             IO           Fee         0.02000%       N
   35             06/11/17             IO             IO           Fee         0.02000%       N
   36             05/01/17             IO             IO           Both        0.02000%       N
   37             04/11/17            360             360          Both        0.02000%       N
   38             05/11/17             IO             IO           Fee         0.02000%       N
   39             05/11/12             IO             IO           Both        0.02000%       N
   40             06/11/17             IO             IO           Fee         0.02000%       N
   41             05/11/17             IO             IO           Fee         0.02000%       N
   42             05/11/17             IO             IO           Fee         0.02000%       N
   43             06/11/17             IO             IO           Fee         0.02000%       N
   44             05/11/12             IO             IO           Fee         0.02000%       N
   45             03/11/17             IO             IO           Fee         0.02000%       N
   46             05/11/17             IO             IO           Fee         0.02000%       N
   47             05/11/17             IO             IO           Fee         0.02000%       N
   48             05/11/17             IO             IO           Fee         0.02000%       N
   49             05/11/12             IO             IO           Fee         0.02000%       N
   50             05/11/17            360             360          Fee         0.02000%       N
   51             05/11/17             IO             IO           Fee         0.02000%       N
   52             05/11/12             IO             IO           Fee         0.02000%       N
   53             06/11/17             IO             IO           Fee         0.02000%       N
   54             05/11/14             IO             IO           Fee         0.02000%       N
   55             04/11/12            360             360          Both        0.02000%       N
   56             05/11/17             IO             IO           Fee         0.02000%       N
   57             05/11/17            360             360          Fee         0.02000%       N
 57.01                                                             Fee
 57.02                                                             Fee
   58             05/11/17             IO             IO           Fee         0.02000%       N
 58.01                                                             Fee
 58.02                                                             Fee
 58.03                                                             Fee
 58.04                                                             Fee
 58.05                                                             Fee
   59             05/11/17             IO             IO           Fee         0.05000%       N
   60             05/11/17             IO             IO           Fee         0.02000%       N
   61             05/11/17             IO             IO           Fee         0.05000%       N
   62             03/11/12            360             360          Fee         0.02000%       N
   63             05/11/17            360             359          Fee         0.02000%       N
   64             02/11/17            300             296          Fee         0.02000%       N
   65             06/11/17            360             360          Fee         0.02000%       N
   66             06/11/17            360             360          Fee         0.02000%       N
   67             03/11/17             IO             IO           Fee         0.02000%       N
   68             05/11/17             IO             IO           Fee         0.04000%       N
   69             04/11/17             IO             IO           Fee         0.02000%       N
   70             04/11/17            360             358          Fee         0.02000%       N
   71             05/11/17            360             360          Fee         0.02000%       N
   72             05/11/17             IO             IO           Fee         0.02000%       Y        5/11/2017
   73             06/11/17             IO             IO           Fee         0.02000%       N
   74             05/11/17             IO             IO           Fee         0.02000%       N
   75             05/11/12             IO             IO           Fee         0.02000%       N
   76             06/11/17             IO             IO           Fee         0.02000%       N
   77             06/11/17             IO             IO           Fee         0.02000%       N
   78             05/11/12             IO             IO        Leasehold      0.02000%       N
   79             05/11/17            360             359          Fee         0.02000%       N
   80             05/11/17            360             360          Fee         0.02000%       N
   81             05/11/17             IO             IO           Fee         0.02000%       N
   84             05/11/17             IO             IO           Fee         0.02000%       N
   85             06/11/17            360             360          Fee         0.02000%       N
   86             06/11/17            420             420          Fee         0.02000%       N
   87             05/11/17             IO             IO           Fee         0.04000%       N
   89             05/11/17             IO             IO           Fee         0.02000%       N
   90             05/11/17             IO             IO           Fee         0.02000%       N
   91             05/11/17             IO             IO           Fee         0.02000%       N
   92             06/11/17            360             360          Fee         0.02000%       N
   93             05/11/17            360             360          Fee         0.02000%       N
   94             04/11/17             IO             IO           Fee         0.02000%       N
   95             05/11/17             IO             IO           Fee         0.02000%       N
   96             05/11/17            360             360          Fee         0.02000%       N
   97             05/11/17            360             359          Both        0.02000%       N
  100             05/11/17             IO             IO           Fee         0.02000%       Y        5/11/2017
  101             05/11/17            360             360          Fee         0.02000%       N
  103             06/11/17            360             360          Fee         0.02000%       N
  105             05/11/17            360             360          Fee         0.02000%       N
 105.01                                                            Fee
 105.02                                                            Fee
 105.03                                                            Fee
 105.04                                                            Fee
 105.05                                                            Fee
  106             05/11/17            360             360          Both        0.02000%       N
  108             05/11/17             IO             IO           Fee         0.07000%       N
  109             05/11/12             IO             IO           Fee         0.07000%       N
  110             05/11/17             IO             IO           Fee         0.07000%       N
  111             05/11/17             IO             IO           Fee         0.02000%       N
  112             05/11/17             IO             IO           Fee         0.02000%       N
  113             05/11/17             IO             IO           Fee         0.02000%       N
  114             04/11/17             IO             IO           Fee         0.09000%       N
  115             11/11/11             IO             IO           Fee         0.02000%       N
  117             04/11/17            360             360          Fee         0.02000%       N
  119             05/11/12             IO             IO           Fee         0.07000%       N
  121             05/11/17            360             360          Fee         0.02000%       N
  122             06/11/17            300             300          Fee         0.02000%       N
  123             03/11/17            240             237          Fee         0.02000%       N
  124             05/11/17            360             360          Fee         0.02000%       N
  125             06/11/12             IO             IO           Fee         0.02000%       N
  126             05/11/17            360             359          Fee         0.02000%       N
  127             06/11/17             IO             IO           Fee         0.02000%       N
  128             05/11/17            360             359       Leasehold      0.02000%       N
  129             05/11/17            360             359          Fee         0.02000%       N
  130             02/11/17             IO             IO           Fee         0.02000%       Y        2/11/2017
  131             03/11/17            240             237          Fee         0.02000%       N
  133             02/11/17             IO             IO           Fee         0.02000%       Y        2/11/2017
  134             02/11/17             IO             IO           Fee         0.02000%       Y        2/11/2017
  135             04/11/17            360             358          Fee         0.02000%       N
  138             05/11/17            360             360          Fee         0.07000%       N
  139             04/11/17            360             358          Fee         0.02000%       N
  142             04/11/17            360             358          Fee         0.02000%       N


Mortgage
  Loan                                                                                                   Loan         Environmental
 Number                           Additional Interest Rate                                            Originator        Insurance
-----------------------------------------------------------------------------------------------------------------------------------
   1                                                                                                   Wachovia             N
  1.01                                                                                                                      N
  1.02                                                                                                                      N
  1.03                                                                                                                      N
  1.04                                                                                                                      N
  1.05                                                                                                                      N
  1.06                                                                                                                      N
  1.07                                                                                                                      N
  1.08                                                                                                                      N
  1.09                                                                                                                      N
  1.10                                                                                                                      N
  1.11                                                                                                                      N
  1.12                                                                                                                      N
  1.13                                                                                                                      N
  1.14                                                                                                                      N
  1.15                                                                                                                      N
  1.16                                                                                                                      N
  1.17                                                                                                                      N
  1.18                                                                                                                      N
  1.19                                                                                                                      N
  1.20                                                                                                                      N
   2                                                                                                   Wachovia             N
  2.01                                                                                                                      N
  2.02                                                                                                                      N
  2.03                                                                                                                      N
  2.04                                                                                                                      N
  2.05                                                                                                                      N
  2.06                                                                                                                      N
  2.07                                                                                                                      N
  2.08                                                                                                                      N
  2.09                                                                                                                      N
  2.10                                                                                                                      N
  2.11                                                                                                                      N
  2.12                                                                                                                      N
  2.13                                                                                                                      N
  2.14                                                                                                                      N
  2.15                                                                                                                      N
  2.16                                                                                                                      N
  2.17                                                                                                                      N
  2.18                                                                                                                      N
  2.19                                                                                                                      N
  2.20                                                                                                                      N
  2.21                                                                                                                      N
  2.22                                                                                                                      N
  2.23                                                                                                                      N
  2.24                                                                                                                      N
  2.25                                                                                                                      N
  2.26                                                                                                                      N
  2.27                                                                                                                      N
  2.28                                                                                                                      N
  2.29                                                                                                                      N
  2.30                                                                                                                      N
  2.31                                                                                                                      N
  2.32                                                                                                                      N
  2.33                                                                                                                      N
  2.34                                                                                                                      N
  2.35                                                                                                                      N
  2.36                                                                                                                      N
  2.37                                                                                                                      N
  2.38                                                                                                                      N
  2.39                                                                                                                      N
  2.40                                                                                                                      N
  2.41                                                                                                                      N
  2.42                                                                                                                      N
  2.43                                                                                                                      N
  2.44                                                                                                                      N
  2.45                                                                                                                      N
  2.46                                                                                                                      N
   3                                                                                                   Wachovia             N
  3.01                                                                                                                      N
  3.02                                                                                                                      N
  3.03                                                                                                                      N
  3.04                                                                                                                      N
  3.05                                                                                                                      N
  3.06                                                                                                                      N
  3.07                                                                                                                      N
  3.08                                                                                                                      N
  3.09                                                                                                                      N
  3.10                                                                                                                      N
  3.11                                                                                                                      N
  3.12                                                                                                                      N
  3.13                                                                                                                      N
  3.14                                                                                                                      N
  3.15                                                                                                                      N
  3.16                                                                                                                      N
  3.17                                                                                                                      N
  3.18                                                                                                                      N
  3.19                                                                                                                      N
  3.20                                                                                                                      N
  3.21                                                                                                                      N
  3.22                                                                                                                      N
  3.23                                                                                                                      N
  3.24                                                                                                                      N
  3.25                                                                                                                      N
  3.26                                                                                                                      N
  3.27                                                                                                                      N
  3.28                                                                                                                      N
  3.29                                                                                                                      N
  3.30                                                                                                                      N
  3.31                                                                                                                      N
  3.32                                                                                                                      N
  3.33                                                                                                                      N
  3.34                                                                                                                      N
  3.35                                                                                                                      N
  3.36                                                                                                                      N
  3.37                                                                                                                      N
  3.38                                                                                                                      N
  3.39                                                                                                                      N
  3.40                                                                                                                      N
  3.41                                                                                                                      N
  3.42                                                                                                                      N
  3.43                                                                                                                      N
  3.44                                                                                                                      N
  3.45                                                                                                                      N
  3.46                                                                                                                      N
  3.47                                                                                                                      N
  3.48                                                                                                                      N
  3.49                                                                                                                      N
  3.50                                                                                                                      N
  3.51                                                                                                                      N
  3.52                                                                                                                      N
   4                                                                                                   Wachovia             N
   5                                                                                                   Wachovia             N
   6                                                                                                   Wachovia             N
  6.01                                                                                                                      N
  6.02                                                                                                                      N
  6.03                                                                                                                      N
   7                                                                                                   Wachovia             N
  7.01                                                                                                                      N
  7.02                                                                                                                      N
  7.03                                                                                                                      N
  7.04                                                                                                                      N
  7.05                                                                                                                      N
   8                                                                                                   Wachovia             N
   9                                                                                                   Wachovia             N
   10                                                                                                  Wachovia             N
   11                                                                                                  Wachovia             N
   12                                                                                                  Wachovia             N
   13                                                                                                  Wachovia             N
   14                                                                                                  Wachovia             N
   15                                                                                                  Wachovia             N
   16                                                                                                  Wachovia             N
   17                                                                                                  Wachovia             N
   18                                                                                                  Wachovia             N
   19                                                                                                  Wachovia             N
   20                                                                                                  Wachovia             N
   21                                                                                                  Wachovia             N
 21.01                                                                                                                      N
 21.02                                                                                                                      N
   22                                                                                                  Wachovia             N
 22.01                                                                                                                      N
 22.02                                                                                                                      N
   23                                                                                                  Wachovia             N
   24                                                                                                  Wachovia             N
   25                                                                                                  Wachovia             N
   26                                                                                                  Wachovia             N
   27                                                                                                  Wachovia             N
   28                                                                                                  Wachovia             N
   29
   30                                                                                                  Wachovia             N
   31                                                                                                  Wachovia             N
   32                                                                                                  Wachovia             N
   33                                                                                                  Wachovia             N
   34                                                                                                  Wachovia             N
   35                                                                                                  Wachovia             N
   36                                                                                                  Wachovia             N
   37                                                                                                  Wachovia             N
   38                                                                                                  Wachovia             N
   39                                                                                                  Wachovia             N
   40                                                                                                  Wachovia             N
   41                                                                                                  Wachovia             N
   42                                                                                                  Wachovia             N
   43                                                                                                  Wachovia             N
   44                                                                                                  Wachovia             N
   45                                                                                                  Wachovia             N
   46                                                                                                  Wachovia             N
   47                                                                                                  Wachovia             N
   48                                                                                                  Wachovia             N
   49                                                                                                  Wachovia             N
   50                                                                                                  Wachovia             N
   51                                                                                                  Wachovia             N
   52                                                                                                  Wachovia             N
   53                                                                                                  Wachovia             N
   54                                                                                                  Wachovia             N
   55                                                                                                  Wachovia             N
   56                                                                                                  Wachovia             N
   57                                                                                                  Wachovia             N
 57.01                                                                                                                      N
 57.02                                                                                                                      N
   58                                                                                                  Wachovia             N
 58.01                                                                                                                      N
 58.02                                                                                                                      N
 58.03                                                                                                                      N
 58.04                                                                                                                      N
 58.05                                                                                                                      N
   59                                                                                                  Wachovia             N
   60                                                                                                  Wachovia             N
   61                                                                                                  Wachovia             N
   62                                                                                                  Wachovia             N
   63                                                                                                  Wachovia             N
   64                                                                                                  Wachovia             N
   65                                                                                                  Wachovia             N
   66                                                                                                  Wachovia             N
   67                                                                                                  Wachovia             N
   68                                                                                                  Wachovia             N
   69                                                                                                  Wachovia             N
   70                                                                                                  Wachovia             N
   71                                                                                                  Wachovia             N
   72       Greater of initial interest rate plus 3% or TCMYI plus 3% (capped at Maximum Lawful Rate)  Wachovia             N
   73                                                                                                  Wachovia             N
   74                                                                                                  Wachovia             N
   75                                                                                                  Wachovia             N
   76                                                                                                  Wachovia             N
   77                                                                                                  Wachovia             N
   78                                                                                                  Wachovia             N
   79                                                                                                  Wachovia             N
   80                                                                                                  Wachovia             N
   81                                                                                                  Wachovia             N
   84                                                                                                  Wachovia             N
   85                                                                                                  Wachovia             N
   86                                                                                                  Wachovia             N
   87                                                                                                  Wachovia             N
   89                                                                                                  Wachovia             N
   90                                                                                                  Wachovia             N
   91                                                                                                  Wachovia             N
   92                                                                                                  Wachovia             N
   93                                                                                                  Wachovia             N
   94                                                                                                  Wachovia             N
   95                                                                                                  Wachovia             N
   96                                                                                                  Wachovia             N
   97                                                                                                  Wachovia             N
  100              Lesser of the greater of initial interest rate plus 2.5% or TCMYI plus 2.5%         Wachovia             N
  101                                                                                                  Wachovia             N
  103                                                                                                  Wachovia             N
  105                                                                                                  Wachovia             N
 105.01                                                                                                                     N
 105.02                                                                                                                     N
 105.03                                                                                                                     N
 105.04                                                                                                                     N
 105.05                                                                                                                     N
  106                                                                                                  Wachovia             N
  108                                                                                                  Wachovia             N
  109                                                                                                  Wachovia             N
  110                                                                                                  Wachovia             N
  111                                                                                                  Wachovia             N
  112                                                                                                  Wachovia             N
  113                                                                                                  Wachovia             N
  114                                                                                                  Wachovia             N
  115                                                                                                  Wachovia             N
  117                                                                                                  Wachovia             N
  119                                                                                                  Wachovia             N
  121                                                                                                  Wachovia             N
  122                                                                                                  Wachovia             N
  123                                                                                                  Wachovia             N
  124                                                                                                  Wachovia             N
  125                                                                                                  Wachovia             N
  126                                                                                                  Wachovia             N
  127                                                                                                  Wachovia             N
  128                                                                                                  Wachovia             N
  129                                                                                                  Wachovia             N
  130                       Greater of initial interest rate plus 2% or TCMYI plus 2%                  Wachovia             N
  131                                                                                                  Wachovia             N
  133                       Greater of initial interest rate plus 2% or TCMYI plus 2%                  Wachovia             N
  134                       Greater of initial interest rate plus 2% or TCMYI plus 2%                  Wachovia             N
  135                                                                                                  Wachovia             N
  138                                                                                                  Wachovia             N
  139                                                                                                  Wachovia             N
  142                                                                                                  Wachovia             N



Mortgage            Cross Collateralized                                                          Interest
  Loan              and Cross Defaulted        Prepayment           Early         Secured          Accrual
 Number                  Loan Flag             Provisions         Defeasance       by LC           Method                   Lockbox
------------------------------------------------------------------------------------------------------------------------------------
   1                                                Y                 N              N            Actual/360                 Day 1
  1.01
  1.02
  1.03
  1.04
  1.05
  1.06
  1.07
  1.08
  1.09
  1.10
  1.11
  1.12
  1.13
  1.14
  1.15
  1.16
  1.17
  1.18
  1.19
  1.20
   2                                                N                 N              N            Actual/360               Springing
  2.01
  2.02
  2.03
  2.04
  2.05
  2.06
  2.07
  2.08
  2.09
  2.10
  2.11
  2.12
  2.13
  2.14
  2.15
  2.16
  2.17
  2.18
  2.19
  2.20
  2.21
  2.22
  2.23
  2.24
  2.25
  2.26
  2.27
  2.28
  2.29
  2.30
  2.31
  2.32
  2.33
  2.34
  2.35
  2.36
  2.37
  2.38
  2.39
  2.40
  2.41
  2.42
  2.43
  2.44
  2.45
  2.46
   3                                                N                 Y              N            Actual/360
  3.01
  3.02
  3.03
  3.04
  3.05
  3.06
  3.07
  3.08
  3.09
  3.10
  3.11
  3.12
  3.13
  3.14
  3.15
  3.16
  3.17
  3.18
  3.19
  3.20
  3.21
  3.22
  3.23
  3.24
  3.25
  3.26
  3.27
  3.28
  3.29
  3.30
  3.31
  3.32
  3.33
  3.34
  3.35
  3.36
  3.37
  3.38
  3.39
  3.40
  3.41
  3.42
  3.43
  3.44
  3.45
  3.46
  3.47
  3.48
  3.49
  3.50
  3.51
  3.52
   4                                                Y                 N              N            Actual/360                 Day 1
   5                                                Y                 N              N            Actual/360                 Day 1
   6                                                N                 N              N            Actual/360
  6.01
  6.02
  6.03
   7                                                Y                 N              N            Actual/360                 Day 1
  7.01
  7.02
  7.03
  7.04
  7.05
   8                                                Y                 N              N            Actual/360                 Day 1
   9                                                Y                 N              N            Actual/360
   10                                               Y                 Y              N            Actual/360                 Day 1
   11                                               Y                 Y              N              30/360                   Day 1
   12                                               Y                 N              N            Actual/360                 Day 1
   13                                               Y                 N              N            Actual/360                 Day 1
   14                                               Y                 N              Y            Actual/360                 Day 1
   15                                               Y                 Y              N            Actual/360                 Day 1
   16                                               Y                 N              N            Actual/360                 Day 1
   17                                               N                 N              N            Actual/360
   18                                               Y                 Y              N            Actual/360                 Day 1
   19                                               N                 N              N            Actual/360
   20                                               Y                 N              N            Actual/360                 Day 1
   21                                               Y                 N              N            Actual/360
 21.01
 21.02
   22                                               Y                 N              N            Actual/360                 Day 1
 22.01
 22.02
   23                                               Y                 N              N            Actual/360               Springing
   24                                               Y                 N              Y            Actual/360                 Day 1
   25                                               N                 N              Y            Actual/360
   26                                               Y                 N              N            Actual/360                 Day 1
   27                                               Y                 N              N            Actual/360                 Day 1
   28                                               Y                 N              N            Actual/360
   29
   30                                               N                 N              N            Actual/360               Springing
   31                                               N                 N              Y            Actual/360
   32                                               Y                 N              N            Actual/360
   33                                               N                 N              N            Actual/360
   34                                               Y                 N              N            Actual/360
   35                                               Y                 N              N            Actual/360               Springing
   36                                               Y                 N              N            Actual/360
   37                                               Y                 N              N            Actual/360                 Day 1
   38                                               Y                 N              Y            Actual/360
   39                                               N                 N              N            Actual/360
   40                                               Y                 N              N            Actual/360                 Day 1
   41                                               Y                 N              N            Actual/360
   42                                               Y                 N              N            Actual/360
   43                                               Y                 N              N            Actual/360
   44                                               Y                 N              N            Actual/360                 Day 1
   45                                               Y                 N              N            Actual/360
   46                                               Y                 N              Y            Actual/360
   47                                               Y                 N              N            Actual/360
   48                                               Y                 N              N            Actual/360                 Day 1
   49                                               N                 N              N            Actual/360
   50                                               Y                 N              N            Actual/360
   51                                               N                 N              N            Actual/360
   52        Albuquerque Multifamily Portfolio      Y                 N              N            Actual/360
   53                                               N                 N              N            Actual/360
   54                                               Y                 N              N            Actual/360
   55                                               N                 N              N            Actual/360
   56                                               Y                 N              Y            Actual/360
   57                                               Y                                N            Actual/360
 57.01
 57.02
   58                                               Y                                N            Actual/360
 58.01
 58.02
 58.03
 58.04
 58.05
   59                                               Y                 N              N            Actual/360               Springing
   60                                               Y                 N              N            Actual/360
   61                                               N                 N              N            Actual/360
   62                                               N                 N              N            Actual/360
   63                                               Y                 N              N            Actual/360
   64                                               N                 N              N            Actual/360
   65                                               Y                 N              N            Actual/360                 Day 1
   66                                               Y                 N              N            Actual/360               Springing
   67                                               Y                 N              N            Actual/360
   68                                               N                 N              N            Actual/360
   69                                               Y                 N              N            Actual/360
   70                                               Y                 N              N            Actual/360
   71                                               Y                 N              N            Actual/360
   72                                               N                 N              N            Actual/360                 Day 1
   73                                               Y                 N              N            Actual/360
   74                                               N                 N              N            Actual/360
   75        Albuquerque Multifamily Portfolio      Y                 N              N            Actual/360
   76                                               N                 N              N            Actual/360
   77                                               N                 N              N            Actual/360               Springing
   78                                               N                 N              N            Actual/360
   79                                               Y                 N              N            Actual/360
   80                                               N                 N              N            Actual/360
   81                                               Y                 N              Y            Actual/360
   84                                               Y                 N              N            Actual/360
   85                                               Y                 N              N            Actual/360
   86                                               Y                 N              N            Actual/360
   87                                               N                 N              N            Actual/360                 Day 1
   89                                               Y                 N              N            Actual/360               Springing
   90                                               Y                 N              N            Actual/360
   91                                               Y                 N              N            Actual/360
   92                                               N                 N              N            Actual/360
   93                                               Y                 N              N            Actual/360
   94                                               Y                 N              N            Actual/360               Springing
   95                                               Y                 N              N            Actual/360
   96                                               N                 N              N            Actual/360
   97                                               Y                 N              N            Actual/360
  100                                               Y                 N              N            Actual/360                 Day 1
  101                                               N                 N              N            Actual/360
  103                                               N                 N              N            Actual/360
  105                                               Y                 N              N            Actual/360
 105.01
 105.02
 105.03
 105.04
 105.05
  106                                               Y                 N              Y            Actual/360
  108                                               Y                 N              N            Actual/360
  109                                               Y                 N              N            Actual/360
  110                                               Y                 N              N            Actual/360
  111                                               N                 N              N            Actual/360
  112                                               Y                 N              N            Actual/360
  113                                               Y                 N              N            Actual/360
  114                                               N                 N              N            Actual/360
  115                                               Y                 N              N            Actual/360               Springing
  117                                               Y                 N              N            Actual/360
  119                                               N                 N              N            Actual/360
  121                                               Y                 N              N            Actual/360               Springing
  122                                               N                 N              N            Actual/360
  123           Warehouse Terminal Portfolio        Y                 N              N            Actual/360
  124                                               Y                 N              N            Actual/360
  125                                               N                 N              N            Actual/360
  126                                               Y                 N              N            Actual/360               Springing
  127                                               Y                 N              N            Actual/360
  128                                               Y                 N              N            Actual/360
  129                                               Y                 N              N            Actual/360
  130                                               Y                 N              N            Actual/360               Springing
  131           Warehouse Terminal Portfolio        Y                 N              N            Actual/360
  133                                               Y                 N              N            Actual/360               Springing
  134                                               Y                 N              N            Actual/360               Springing
  135              Archives One Portfolio           Y                 N              N            Actual/360
  138                                               N                 N              N            Actual/360
  139              Archives One Portfolio           Y                 N              N            Actual/360
  142              Archives One Portfolio           Y                 N              N            Actual/360



Mortgage                                                        Initial Deposit to
  Loan                   Annual Deposit to                     Capital Improvements        Initial TI/LC         Ongoing TI/LC
 Number                Replacement Reserves                           Reserve                  Escrow               Footnote
-----------------------------------------------------------------------------------------------------------------------------------
   1                                                                                        18,200,095
  1.01
  1.02
  1.03
  1.04
  1.05
  1.06
  1.07
  1.08
  1.09
  1.10
  1.11
  1.12
  1.13
  1.14
  1.15
  1.16
  1.17
  1.18
  1.19
  1.20
   2
  2.01
  2.02
  2.03
  2.04
  2.05
  2.06
  2.07
  2.08
  2.09
  2.10
  2.11
  2.12
  2.13
  2.14
  2.15
  2.16
  2.17
  2.18
  2.19
  2.20
  2.21
  2.22
  2.23
  2.24
  2.25
  2.26
  2.27
  2.28
  2.29
  2.30
  2.31
  2.32
  2.33
  2.34
  2.35
  2.36
  2.37
  2.38
  2.39
  2.40
  2.41
  2.42
  2.43
  2.44
  2.45
  2.46
   3
  3.01
  3.02
  3.03
  3.04
  3.05
  3.06
  3.07
  3.08
  3.09
  3.10
  3.11
  3.12
  3.13
  3.14
  3.15
  3.16
  3.17
  3.18
  3.19
  3.20
  3.21
  3.22
  3.23
  3.24
  3.25
  3.26
  3.27
  3.28
  3.29
  3.30
  3.31
  3.32
  3.33
  3.34
  3.35
  3.36
  3.37
  3.38
  3.39
  3.40
  3.41
  3.42
  3.43
  3.44
  3.45
  3.46
  3.47
  3.48
  3.49
  3.50
  3.51
  3.52
   4                           35,904                                102,750                 3,000,000
   5                4.0% of Yearly Gross Revenue
   6
  6.01
  6.02
  6.03
   7                4.0% of Yearly Gross Revenue                      2,500
  7.01
  7.02
  7.03
  7.04
  7.05
   8                           41,383                               3,815,394                3,500,000                (3)
   9                           53,966                                                                                 (3)
   10                                                                                        3,756,047
   11
   12
   13                          20,523                                 86,710                 3,000,000                (3)
   14                          53,847                                 17,500
   15                                                                                        1,719,172
   16                          25,014                               3,239,131                2,000,000                (3)
   17
   18                                                                                        1,940,921
   19
   20                         541,848
   21                         200,040
 21.01
 21.02
   22                          48,894
 22.01
 22.02
   23                         282,996                                 6,250
   24                          27,947                                 44,375
   25                          98,976
   26               4.0% of Yearly Gross Revenue
   27                          77,700
   28                          92,250
   29
   30
   31                          71,556
   32                          46,428                                                                                 (3)
   33                         587,352                                 85,000
   34
   35                          15,192                                                        1,300,000
   36
   37                          20,209
   38                          58,800
   39
   40                                                                                         31,000
   41                                                                 31,250
   42
   43
   44                          4,960                                                         1,150,000                (3)
   45                          77,700                                 37,500
   46
   47                          64,141
   48                          9,366
   49
   50                                                                                         665,000
   51
   52                          24,648
   53
   54                          7,800                                                                                  (3)
   55                          40,572
   56                          18,099
   57                          22,994                                                                                 (3)
 57.01
 57.02
   58
 58.01
 58.02
 58.03
 58.04
 58.05
   59                          25,792
   60
   61
   62
   63
   64                          6,210
   65                          6,851
   66                          60,750
   67                          23,667                                                         250,000                 (3)
   68                          7,072                                                          500,000                 (3)
   69                          54,000
   70
   71
   72
   73                          15,190                                                                                 (3)
   74
   75                          22,464
   76                          20,400                                                         200,000                 (3)
   77
   78
   79
   80                          71,250                                635,345
   81                          10,400
   84
   85                          11,028                                                                                 (3)
   86                          3,786                                                                                  (3)
   87                          12,998                                                                                 (3)
   89                          8,778
   90
   91                          68,634                                828,748
   92                          33,469                                                         175,000                 (3)
   93                          3,993                                                                                  (3)
   94                          6,552                                  23,125
   95                          48,216                                127,075
   96                          50,750                                364,597
   97               3.0% of Yearly Gross Revenue
  100
  101                          2,656                                                                                  (3)
  103                          4,972                                                                                  (3)
  105
 105.01
 105.02
 105.03
 105.04
 105.05
  106                                                                                                                 (3)
  108
  109                                                                                         146,000
  110                          11,999                                                                                 (3)
  111
  112                          16,500
  113                          12,600
  114                          16,600
  115                          5,701                                  93,500
  117                          56,114                               1,047,931
  119                                                                                         117,000
  121                                                                 50,000
  122                          70,862
  123                          22,950
  124                          2,655                                                                                  (3)
  125                          10,272                                                         20,000                  (3)
  126                          1,800
  127                          10,200
  128                          6,875
  129                                                                214,375
  130
  131                          14,192
  133
  134
  135
  138                          16,563                                 13,750
  139
  142


(1) Three Mortgage Loans (loan numbers 1, 2 and 3) are part of a split loan structure and the related pari passu companion loans are not included in the Trust Fund with respect to the Mortgage Loan, unless otherwise specified. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV Ratios, DSC Ratios and Cut-Off Date Balances per unit are based on the aggregate indebtedness of or debt service on, as applicable, the related Mortgage Loan and the related pari passu companion loan.

(2) With respect to the DDR Southeast Pool Loan (loan number 3), representing 5.8% of the Cut-Off Date Pool Balance (6.5% of the Cut-Off Date Group 1 Balance), an exception to the prepayment protection exists in that the borrower may voluntarily prepay up to 10.0% of the initial principal balance of such loan at any time without any obligation to pay any yield maintenance charge or prepayment premium in connection with such prepayment.

(3) In addition to any escrows funded at loan closing for potential TI/LC expenses, the related Mortgage Loan requires funds to be escrowed during some or all of the loan terms for TI/LC expenses, which may be incurred during the term of the related Mortgage Loans. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(4) Annual deposits to the replacement reserve are $541,848 through the first year and 4.0% of gross revenue thereafter.

(5) Commencing March 11, 2009, annual deposits to the replacement reserve are $200,040.

(6) Commencing July 11, 2009, annual deposit to the replacement reserve is $98,976.

(7) Commencing on November 11, 2008 annual deposits to the replacement reserve are $77,700.

(8) Loan number 29 was removed from Annex A-1 included in the Free Writing Prospectus dated June 10, 2007.

(9) Commencing July 11, 2009, annual deposits to the replacement reserve are $71,556.

(10) Annual deposits to the replacement reserve are $587,352 through April 11, 2008 and 4.0% of gross revenue thereafter.

(11)  The interest rate with respect to the Siena Office Park Loan (loan number
      35), representing 0.7% of the Cut-Off Date Pool Balance (0.8% of the Cut-Off Date Group 1 Balance) may vary during the term of the related Mortgage Loan. For purposes of the table above as well as calculations throughout the Prospectus Supplement, the mortgage rate was assumed to be the average mortgage rate over the term of the related Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information" in the Prospectus Supplement.

(12) Commencing July 11, 2011, annual deposits to the replacement reserve are $15,192.

(13) Commencing on June 11, 2010, annual deposits to the replacement reserve are $25,792.

(14) With respect to the Midtown Square Loan (loan number 74), representing 0.3% of the Cut-Off Date Pool Balance (0.3% of the Cut-Off Date Group 1 Balance), the second largest tenant was determined to be as such based on the annual base rent paid by the tenant.

(15) Commencing on May 11, 2010, annual deposits to the replacement reserve are $71,250.

(16) Commencing May 11, 2010, annual deposits to the replacement reserve are $50,750.

(17) Deposit to the replacement reserve is $6,025 on the first payment date and annual deposits are 3.0% of gross revenue thereafter.

(18) Commencing June 11, 2010, annual deposits to the replacement reserve are $2,656.

(19) With respect to the Barchester Pool Loan (loan number 105), representing 0.2% of the Cut-Off Date Pool Balance (0.2% of the Cut-Off Date Group 1 Balance), as of the origination of the related Mortgage Loan, one Mortgaged Property was improved with a mixed use office/retail building, one was improved with an apartment complex, one was improved with multifamily condominium complex, one was improved with a high rise office building and a seven-story parking garage and the other was improved with a mixed use project that includes an office tower, retail arcade, underground parking facilities, meeting space and a 395-room luxury hotel; however, in all cases, the improvements are not part of the collateral for the related Mortgaged Property.

(20) Annual deposits to the replacement reserve are $70,682 during the first year and 4.0% of gross revenue thereafter.

(21) Annual deposits to the replacement reserve are $16,563 through May 11, 2008 and 4.0% of gross revenue thereafter.

                                    EXHIBIT B

                            Free Writing Prospectuses


1. Current Report on Form FWP, filed June 12, 2007, of the Depositor identified with SEC Accession Number 0000950136-07-004099.

2. Current Report on Form FWP, filed June 12, 2007, of the Depositor identified with SEC Accession Number 0000950136-07-004100.

3. Current Report on Form FWP, filed June 21, 2007, of the Depositor identified with SEC Accession Number 0000914121-07-001538.

                                    EXHIBIT C

                                      None.